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NAVIDEA BIOPHARMACEUTICALS, INC.

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2018 ANNUAL MEETING OF STOCKHOLDERS

July 9, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Navidea Biopharmaceuticals, Inc., which will be held at 9:00 a.m., Eastern Daylight Time, on August 16, 2018, at the DoubleTree Hotel, 2117 Route 4 East, Fort Lee, NJ 07024, 201-461-9000. The matters on the meeting agenda are described in the Notice of 2018 Annual Meeting of Stockholders and proxy statement which accompany this letter.

We hope you will be able to attend the meeting, but regardless of your plans, we ask that you please complete, sign, and date the enclosed proxy card and return it in the envelope provided, or take advantage of the opportunity to vote online or by telephone, so that your shares will be represented at the meeting.

Very truly yours,

/s/ Michael M. Goldberg, M.D.

Michael M. Goldberg, M.D.

President and Chief Executive Officer

NAVIDEA BIOPHARMACEUTICALS, INC.

4995 Bradenton Avenue, Suite 240

Dublin, Ohio 43017

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

NAVIDEA BIOPHARMACEUTICALS, INC.:

The Annual Meeting of the Stockholders of Navidea Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at the DoubleTree Hotel, 2117 Route 4 East, Fort Lee, NJ 07024, 201-461-9000, on August 16, 2018, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect one director, to serve for a term of three years or until her successor is duly elected and qualified;

2.

To approve a potential amendment to our amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, as determined by the Board of Directors at its discretion, of a ratio of not less than one-for-five and not more than one-for-twenty.

3.	To amend the Company’s 2014 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 10,000,000 shares;

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2018; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 22, 2018, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 16, 2018: The proxy statement and annual report to security holders are available at www.proxyvote.com.

Whether or not you plan to attend the Annual Meeting, please complete, sign, and date the enclosed proxy card and return it in the envelope provided, or take advantage of the opportunity to vote your proxy online or by telephone.

By Order of the Board of Directors

/s/ Michael M. Goldberg, M.D.

Michael M. Goldberg, M.D.

President and Chief Executive Officer

Dublin, Ohio

July 9, 2018

NAVIDEA BIOPHARMACEUTICALS, INC.

_______________________________

2018 ANNUAL MEETING OF STOCKHOLDERS

August 16, 2018

_______________________________

PROXY STATEMENT

Dated July 9, 2018

_______________________________

GENERAL INFORMATION

Date, Time and Place of Annual Meeting. The Annual Meeting of the Stockholders of Navidea Biopharmaceuticals, Inc. will be held at the DoubleTree Hotel, 2117 Route 4 East, Fort Lee, NJ 07024, 201-461-9000, on August 16, 2018, at 9:00 a.m., Eastern Daylight Time.

Solicitation. This proxy statement is furnished to the stockholders of Navidea Biopharmaceuticals, Inc., a Delaware corporation (“Navidea,” the “Company,” “we,” “our,” or “us”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies to be voted at our 2018 Annual Meeting of Stockholders (“Annual Meeting”) to be held on August 16, 2018, and any adjournment thereof. We have elected to furnish proxy materials and our 2017 annual report to our stockholders using the full set delivery option pursuant to the rules of the U.S. Securities and Exchange Commission (“SEC”). Accordingly, a copy of the notice of meeting, this proxy statement, together with a proxy card, and annual report were first mailed to stockholders on or about July 9, 2018. These proxy materials are also available free of charge at www.proxyvote.com. All expenses in connection with this solicitation of proxies will be paid by us. Proxies will be solicited principally by mail, but directors, officers and certain other individuals authorized by us may personally solicit proxies. We have retained Laurel Hill Advisory Group, 2 Robbins Lane, Suite 201, Jericho, NY 11753 as our proxy solicitor. Banks and brokers may call (516) 933-3100; all others may call toll-free at (888) 742-1305. We will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

Company Address. The mailing address of our principal executive offices is 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017.

Voting Rights. Stockholders of record at the close of business on June 22, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 162,959,731 shares of common stock, par value $0.001 per share (“Common Stock”) outstanding and no shares of any series of preferred stock outstanding (“Preferred Stock”). Each holder of Common Stock of record on June 22, 2018, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or by completing, signing, dating and mailing to us the accompanying proxy card in the postage-prepaid envelope provided.

Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us or otherwise properly voted on the Internet or by telephone. The proxy will be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof. If you are a holder of record and you sign, date, and send in your proxy but do not indicate how you want to vote, your proxy will be voted “For” each of the proposals to be voted on at the Annual Meeting.

Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Tabulation. Under Section 216 of the Delaware General Corporation Law (the “DGCL”) and our bylaws (“Bylaws”), the presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum even though they are marked as “Abstain,” “Against” or “Withhold Authority” on one or more, or all matters, or they are not marked at all. Brokers, banks, or other nominees who hold their customers’ shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such brokers, banks, or other nominees are members, sign and submit proxies for such shares and may vote such shares on routine matters. The proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm is considered a routine matter. Brokers, banks, or other nominees may not vote on matters considered non-routine without specific instructions from the customer who owns the shares. The proposals to elect one director and approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split, are not considered routine matters. Proxies signed and submitted by brokers, banks, or other nominees that have not been voted on certain matters are referred to as broker non-votes. Such proxies count toward the establishment of a quorum. We encourage you to provide voting instructions to any broker, bank or other nominee that holds your shares by carefully following the instructions provided in the notice from such entity.

Under the DGCL and our Bylaws, the election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of our Common Stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward a nominee’s achievement of a plurality and, thus, will have no effect.

Under our Bylaws, approval of the proposals relating to the compensation of our named executive officers as well as the frequency of voting for such compensation requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposal. Broker non-votes are disregarded and will have no effect.

Under the DGCL and our Bylaws, the amendment to our amended and restated certificate of incorporation to effectuate the reverse stock split and the amendment to our 2014 Stock Incentive Plan (the “2014 Plan”) each requires the affirmative vote of the holders of a majority of the shares of our outstanding Common Stock entitled to vote. For purposes of determining the number of shares of our Common Stock voting on the amendment, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have the effect of a negative vote.

The ratification of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” each proposal. Broker non-votes are disregarded and will have no effect.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote, no votes will be cast on your behalf for any of the proposals to be considered at the Annual Meeting; except, your bank, broker, or other nominee will continue to have discretion to vote any uninstructed shares on the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm.

PROPOSAL NO. 1 — ELECTION OF DIRECTOR

Nominee for Election as Director

We presently have four directors on our Board of Directors, comprised of three classes with terms expiring at the Annual Meetings in 2018, 2019 and 2020, respectively, and each containing, one, one, and two director(s), respectively. At the 2018 Annual Meeting, the nominee to the Board of Directors receiving the highest number of votes will be elected as a director to a term of three years expiring in 2021.

Our Compensation, Nominating and Governance Committee (“CNG Committee”) has nominated Dr. Claudine Bruck, Ph.D., for election as a director to serve for a term of three years. Stockholders may not vote for a greater number of persons than the number of nominees named.

Only “For” or “Withhold Authority” votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of a director, and broker non-votes are not counted. We have no reason to believe that the nominee will not stand for election or serve as a director. In the event that the nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See the section entitled “General Information—Tabulation.”

Set forth below is current biographical information about our directors, including the qualifications, experience and skills that make them suitable for service as a director. Each listed director’s respective experience and qualifications described below led the CNG Committee to conclude that such director is qualified to serve as a member of our Board of Directors.

The Board of Directors has nominated the following person to serve as a director of the Company until the 2021 Annual Meeting:

Claudine Bruck, Ph.D., has served as a director of Navidea since March 2018. Dr. Bruck is co-founder and has served as Chief Executive Officer of Prolifagen LLC, a start-up company developing a microRNA-based medicine for tissue regeneration, since June 2016. She is also a course Director at University of Pennsylvania’s Institute of Translational Medicine and Applied Technology, a consultant to BioMotiv LLC and a member of the board of directors of QRPharma, Inc., a biotechnology company focused on development of medicines for neurodegenerative diseases. Dr. Bruck joined GlaxoSmithKline (“GSK”) to build GSK’s HIV vaccine program in 1985. In her role in GSK’s vaccine group, Dr. Bruck was instrumental in the development of GSK’s HPV vaccine (Cervarix), and headed their cancer vaccine program from inception to Phase 2 before joining the drug discovery group of GSK. She held several roles in the drug discovery group, from Head of Clinical Immunology (2004-2005) to VP and Head of Biology for the Center of Excellence for External Drug Discovery (2005-2008), to VP and Head of a newly formed ophthalmology R&D group (2008-2015). Dr. Bruck has a Ph.D. in Biochemistry from the University of Brussels. She was a post-doctoral student at Harvard University Medical School and an Assistant Professor at Tufts Medical School.

The Board of Directors unanimously recommends a vote “FOR” the director nominee named above.

Director whose term continues until the 2019 Annual Meeting:

Y. Michael Rice has served as a director of Navidea since May 2016. Mr. Rice is a founding partner of LifeSci Advisors, LLC and LifeSci Capital, LLC, companies which he co-founded in March 2010. Prior to co-founding LifeSci Advisors and LifeSci Capital, Mr. Rice was the co-head of health care investment banking at Canaccord Adams, where he was involved in debt and equity financing. Mr. Rice was also a Managing Director at ThinkEquity Partners where he was responsible for managing Healthcare Capital Markets, including the structuring and execution of numerous transactions. Prior to that, Mr. Rice served as a Managing Director at Banc of America serving large hedge funds and private equity healthcare funds. Previously, he was a Managing Director at JPMorgan/Hambrecht & Quist. Mr. Rice currently serves on the board of directors of RDD Pharma, a specialty pharmaceuticals company. Mr. Rice received a B.A. from the University of Maryland.

Directors whose terms continue until the 2020 Annual Meeting:

Michael M. Goldberg, M.D. has served as a director of Navidea since November 2013 and as President and Chief Executive Officer of Navidea since September 2016. Dr. Goldberg has been a Managing Partner of Montaur Capital Partners since January 2007. From 2007 to 2013 Dr. Goldberg managed a life science investment portfolio for Platinum Partners called Platinum-Montaur Life Sciences, LLC. Prior to that, Dr. Goldberg served as the Chief Executive Officer of Emisphere Technologies, Inc., from August 1990 to January 2007 and as its President from August 1990 to October 1995. He also served on Emisphere’s board of directors from November 1991 to January 2007. Previous to that, Dr. Goldberg served as Vice President of The First Boston Corp., where he was a founding member of the Healthcare Banking Group. Dr. Goldberg has been a Director of Echo Therapeutics, Inc., AngioLight, Inc., Urigen Pharmaceuticals, Inc., Alliqua BioMedical, Inc., and ADVENTRX Pharmaceuticals, Inc. Dr. Goldberg received a B.S. degree from Rensselaer Polytechnic Institute, an M.D. from Albany Medical College of Union University in 1982, and an M.B.A. from Columbia University Graduate School of Business in 1985.

Mark I. Greene M.D., Ph.D., FRCP has served as a director of Navidea since March 2016. Dr. Greene has been Director of the Division of Immunology, Department of Pathology at University of Pennsylvania School of Medicine since 1986. Dr. Greene was the Associate Director of the Division for Fundamental Research, University of Pennsylvania Cancer Center from 1987-2009 and has been the John Eckman Professor of Medical Science of the University of Pennsylvania School of Medicine since 1989. From 1980 to 1986 he served as an Associate Professor of both Harvard University and Harvard Medical School. His groundbreaking work in erbB receptor function led to the development of Herceptin (Genentech) and to the development of a proprietary method for the rapid, reliable design of allosteric inhibitors of receptors and enzymes. Dr. Greene previously served as a scientific advisor to Navidea’s subsidiary, Macrophage Therapeutics, Inc., Ception Therapeutics, Antisome PLC and Fulcrum Technologies and also served as a Member of the Scientific Advisory Boards of Fulcrum Pharmaceuticals, Inc. and Tolerx, Inc. He previously served as an Emeritus Director of Emisphere Technologies, Inc. where he also served as a Director. Additionally, Dr. Greene previously served as a Director of Ribi Immunochem Research, Inc. and currently serves as a Consultant to Martell Biosystems, Inc. Dr. Greene also serves as an advisor to Belgene, SternGreene and Abzed, all start-up companies. Dr. Greene has an outstanding record of contributions to cancer biology and drug discovery that is well-documented in over 400 publications. Dr. Greene is a recipient of many awards and patents and has collaborated with a number of pharmaceutical companies. He received his M.D. (1972) and Ph.D. (1977) from the University of Manitoba, Canada, became a Fellow of the Royal College in 1976 and then joined the faculty of Harvard Medical School in 1976.

CORPORATE GOVERNANCE

Directors

Set forth below are the names and committee assignments of the persons who constitute our Board of Directors.

Name	Age	Committee(s)
Claudine Bruck, Ph.D.	63	Audit; Compensation, Nominating and Governance

Michael M. Goldberg, M.D.	59	—

Mark I. Greene, M.D. Ph.D., FRCP	69	Audit; Compensation, Nominating and Governance (Chair)

Y. Michael Rice	53	Audit (Chair); Compensation, Nominating and Governance

Director Qualifications

Our Board of Directors believes that individuals who serve on the Board of Directors should have demonstrated notable or significant achievements in their respective field; should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for board members which are important to our business and its future:

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General Management. Directors who have served in senior leadership positions are important to us as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board of Directors, are enhanced by their leadership experience developed at businesses or organizations that operated on a global scale, faced significant competition, or involved other evolving business models.

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Industry Knowledge. Because we are a pharmaceutical development company, education or experience in our industry, including medicine, pharmaceutical development, marketing, distribution, or the regulatory environment, is important because such experience assists our directors in understanding and advising our Company.

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Business Development/Strategic Planning. Directors who have a background in strategic planning, business development, strategic alliances, mergers and acquisitions, and teamwork and process improvement provide insight into developing and implementing strategies for growing our business.

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Finance/Accounting/Control. Knowledge of capital markets, capital structure, financial control, audit, reporting, financial planning, and forecasting are important qualities of our directors because such qualities assist in understanding, advising, and overseeing our Company’s capital structure, financing and investing activities, financial reporting, and internal control of such activities.

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Board Experience/Governance. Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relations of a board to the chief executive officer and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, and compliance-related matters.

Board of Directors Meetings

Our Board of Directors held a total of nine meetings in the fiscal year ended December 31, 2017, and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he served. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. All of the directors who served on our Board during 2017 attended the 2017 Annual Meeting of Stockholders in person.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors has determined that it is generally in the best interests of the Company and its stockholders that the roles of Board Chair and Chief Executive Officer be held by different individuals within our organization. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Board Chair provides strategic guidance, presides over meetings of the full Board of Directors, and acts as the lead independent director. The Board of Directors believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board of Directors. The Board Chair also acts as a key liaison between the Board of Directors and management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, our independent directors have executive sessions led by the Board Chair. Our Board Chair acts as a liaison between the independent directors and the Chief Executive Officer regarding any specific feedback or issues following an executive session of independent directors, provides the Chief Executive Officer with input regarding agenda items for Board of Director and committee meetings, and coordinates with the Chief Executive Officer regarding information to be provided to the independent directors in performing their duties. From time to time, particularly during periods of leadership transition, a lead independent director may be appointed until an independent Board Chair is named. Following the departure of Dr. Rowinsky from the Board effective March 31, 2018, our Board does not currently have a Chair, however one is expected to be selected in the future.

Our Chief Executive Officer and senior management are responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management, including general oversight of (i) the financial exposure of the Company, (ii) risk exposure as related to overall company portfolio and impact on earnings, (iii), oversight for information technology security and risk, and (iv) all systems, processes, and organizational structures and people responsible for finance and risk functions. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the CNG Committee.

Members of the Company’s senior management report to the full Board of Directors about their areas of responsibility, including reports regarding risk within such area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting of risks is conducted as needed or as requested by the Board of Directors or committee.

Independence

Our Board of Directors has adopted the definition of “independence” as described under the Sarbanes-Oxley Section 301, Rule 10A-3 under the Exchange Act and Section 803A of the NYSE American Company Guide. Our Board of Directors has determined that Drs. Greene and Bruck, and Mr. Rice, meet the independence requirements. The Board had also concluded that Anthony S. Fiorino, M.D., Ph.D. and Eric K. Rowinsky, M.D. were each independent during the time they served as directors until their departures in October 2017 and March 2018, respectively.

 Compensation, Nominating and Governance Committee

The CNG Committee of the Board of Directors discharges the Board’s responsibilities relating to the compensation of the Company's directors, executive officers and associates, identifies and recommends to the Board of Directors nominees for election to the Board, and assists the Board in the implementation of sound corporate governance principles and practices. With respect to its compensation functions, the CNG Committee evaluates and approves executive officer compensation and reviews and makes recommendations to the Board with respect to director compensation, including incentive or equity-based compensation plans; reviews and evaluates any discussion and analysis of executive officer and director compensation included in the Company’s annual report or proxy statement, and prepares and approves any report on executive officer and director compensation for inclusion in the Company’s annual report or proxy statement required by applicable rules and regulations; and monitors and evaluates, at the Committee’s discretion, matters relating to the compensation and benefits structure of the Company and such other domestic and foreign subsidiaries or affiliates, as it deems appropriate. The members of our CNG Committee are: Mark I. Greene, M.D., Ph.D., FRCP (Chair), Claudine Bruck, Ph.D., and Y. Michael Rice. The CNG Committee held two meetings in the fiscal year ended December 31, 2017 to complement compensation-related discussions held by the full Board. The Board of Directors adopted a written Compensation, Nominating and Governance Committee Charter on February 26, 2009. A copy of the Compensation, Nominating and Governance Committee Charter is posted on the Company’s website at www.navidea.com.

The CNG Committee strives to provide fair compensation to executive officers based on their performance and contribution to the Company and to provide incentives that attract and retain key executives, instill a long-term commitment to the Company, and develop a sense of pride and Company ownership, all in a manner consistent with stockholder interests. In addition, the CNG Committee strives to provide fair compensation to directors, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director.

With respect to its nominating and governance functions, the CNG Committee’s purpose is to:

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Assist the Board of Directors by identifying individuals qualified to become board members, and recommend to the Board of Directors the director nominees whenever directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise;

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Review the qualifications and independence of the members of the Board of Directors and its various committees on a periodic basis and make any recommendations to the Board of Directors which the CNG Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board of Directors, or any of its committees;

●	Develop and recommend to the Board of Directors any policies it may deem appropriate with regard to consideration of director candidates to be recommended to security holders;

●	Develop and recommend to the Board of Directors corporate governance principles applicable to the Company;

●	Conduct the annual review of the performance of the Board of Directors, the committees of the Board of Directors and Company’s executive management;

●	Recommend to the Board of Directors director nominees for each committee; and

●	Develop and recommend to the Board of Directors any policies or processes it may deem appropriate for security holders to send communications to the Board of Directors.

Our directors play a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The CNG Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by the CNG Committee in determining candidates for the board.

The CNG Committee and the Board of Directors consider diversity by identifying a nominee’s experience and background and determining how such experience and background will complement the overall makeup of the Board of Directors. The CNG Committee and the Board of Directors prefer nominees who will contribute to a board that is diverse in terms of business training, experience across a range of industries, leadership, background, and education.

In assessing our progress, the Board of Directors noted that it lacked gender diversity. As a result, in September 2017 the Board of Directors adopted formal resolutions requiring the board to ensure that our board nominees are chosen from a pool that includes female or minority candidates, and affirming its commitment to a policy of inclusiveness to ensure that:

●	Female or minority candidates are routinely sought as part of every board search undertaken by the Company;

●	The board strives to obtain diverse candidates by expanding director searches to include nominees from the non-traditional backgrounds, including those in government and academia; and

●	Board composition shall be periodically revisited to ensure that it reflects the knowledge, experience, skills, expertise, and diversity required for the board to fulfill its duties.

We then commenced a search to identify female and minority candidates to join our board, and appointed Dr. Claudine Bruck as a director in March 2018.

We aim to develop a board whose membership is diverse in many ways, including race, gender, and ethnicity. The Board recognizes that these attributes can play a role in enhancing the dynamics of a board, we are committed to continuing to make progress in achieving these goals.

Our Board of Directors will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board of Directors:

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such recommendations must be provided to the Board of Directors c/o Corporate Secretary, Navidea Biopharmaceuticals, Inc., 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017, in writing at least 120 days prior to the one year anniversary date of the Company’s proxy statement released to stockholders in connection with this year’s annual meeting; provided, however, that if the date of the current year’s annual meeting is more than 30 days before or after the first anniversary of the most recently concluded annual meeting, such notice shall be delivered to the Company not more than seven days after the date of the notice of the annual meeting.

●	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Exchange Act;

●	the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and

●	the stockholder must follow the procedures set forth in Article III, Section 2 of our Bylaws.

Audit Committee

The Audit Committee of the Board of Directors selects our independent registered public accounting firm with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, and the adequacy of our internal control procedures. The current members of our Audit Committee are: Y. Michael Rice (Chair), Claudine Bruck, Ph.D., and Mark I. Greene, M.D., Ph.D., FRCP, each of whom is “independent” under Section 803A of the NYSE American Company Guide. Prior to March 15, 2018, the members of our Audit Committee were: Mr. Rice (Chair), Eric K. Rowinsky, M.D. and Dr. Greene. Dr. Rowinsky retired from the Board of Directors effective March 31, 2018. Prior to October 9, 2017 (the date of Dr. Fiorino’s resignation), the members of our Audit Committee were: Mr. Rice (Chair), Dr. Fiorino, and Dr. Rowinsky. The Board determined that Drs. Fiorino and Rowinksy were “independent” under Section 803A of the NYSE American Company Guide during the time they served as directors. The Board of Directors has determined that Y. Michael Rice meets the requirements of an “audit committee financial expert” as set forth in Section 407(d)(5) of Regulation S-K promulgated by the SEC. The Audit Committee held four meetings in the fiscal year ended December 31, 2017. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004. A copy of the Amended and Restated Audit Committee Charter is posted on the Company’s website at www.navidea.com.

Stockholder Communications

Stockholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to Navidea Biopharmaceuticals, Inc., c/o Corporate Secretary, 4995 Bradenton Avenue, Suite 240, Dublin, OH 43017.

Executive Officers

In addition to Dr. Goldberg, the following individuals are senior executive officers of Navidea and serve in the position(s) indicated below:

Name	Age	Position
Frederick O. Cope, Ph.D., F.A.C.N, C.N.S.	71	Senior Vice President and Chief Scientific Officer

Jed A. Latkin	44	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

Frederick O. Cope, Ph.D., F.A.C.N., C.N.S., has served as Senior Vice President and Chief Scientific Officer of Navidea since May 2013. Previous to that, Dr. Cope served as Senior Vice President, Pharmaceutical Research and Clinical Development of Navidea from July 2010 to May 2013 and as Vice President, Pharmaceutical Research and Clinical Development from February 2009 to July 2010. Prior to accepting his position with Navidea, Dr. Cope served as the Assistant Director for Research and Head of Program Research Development for The Ohio State University Comprehensive Cancer Center, The James Cancer Hospital and The Richard J. Solove Research Institute. Dr. Cope also served as head of the Cancer and AIDS product development and commercialization program for the ROSS/Abbott Laboratories division, and head of human and veterinary vaccine production and improvement group for Wyeth Laboratories. Dr. Cope served a fellowship in oncology at the McArdle Laboratory for Cancer Research at the University of Wisconsin-Madison and was the honored scientist in residence at the National Cancer Center Research Institute in Tokyo; he is the recipient of the Ernst W. Volwiler Award and nominee for the EANM Marie Curie award. Dr. Cope is also active in a number of professional and scientific organizations such as serving as an editorial reviewer for several professional journals, and as an advisor/director to the research program of Roswell Park Memorial Cancer Center. Dr. Cope received his B.Sc. from the Delaware Valley College of Science and Agriculture, his M.S. from Millersville University of Pennsylvania and his Ph.D. from the University of Connecticut.

Jed A. Latkin has served as Chief Operating Officer and Chief Financial Officer of Navidea since May 2017. Mr. Latkin also served as Interim Chief Operating Officer of Navidea from April 2016 to April 2017. Mr. Latkin has more than twenty years of experience in the financial industry supporting many investments in major markets including biotechnology and pharmaceuticals. He most recently was employed by Nagel Avenue Capital, LLC since 2010 and in that capacity he provided contracted services as a Portfolio Manager, Asset Based Lending for Platinum Partners Value Arbitrage Fund L.P. Mr. Latkin has been responsible for a large diversified portfolio of asset based investments in varying industries, including product manufacturing, agriculture, energy, and healthcare. In connection with this role, he served as Chief Executive Officer of End of Life Petroleum Holdings, LLC and Black Elk Energy, LLC, Chief Financial Officer of Viper Powersports, Inc. and West Ventures, LLC, and Portfolio Manager of Precious Capital, LLC. Mr. Latkin served on the Board of Directors for Viper Powersports, Inc. from 2012 to 2013 and currently serves on the boards of directors of the Renewable Fuels Association and Buffalo Lake Advanced Biofuels. Mr. Latkin earned a B.A. from Rutgers University and a M.B.A. from Columbia Business School.

PROPOSAL NO. 2 — APPROVAL OF A POTENTIAL AMENDMENT TO OUR

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT

Overview

Our Board of Directors has adopted, and is recommending that our stockholders approve, an amendment (the “Amendment”) to our amended and restated certificate of incorporation which would effect a reverse stock split of our issued and outstanding Common Stock at a ratio of not less than one-for-five and not more than one-for-twenty, with our Board having the discretion and authority to determine at which ratio to effect, if at all, prior to twelve months after the approval at the Annual Meeting, as determined by the Board of Directors in its sole discretion. As of the date of this proxy statement, we did not have any shares of Preferred Stock outstanding. The primary purpose of the reverse stock split is to raise the per share trading price of the Company’s Common Stock to broaden the Company’s investor base as many institutional investors and mutual funds have rules against purchasing a stock whose price is below a certain threshold. An increase in the Company’s share price may also enable the Company to maintain the listing of its Common Stock on the NYSE American.

No further action on the part of stockholders will be required to implement or abandon the reverse stock split, or to select a ratio for the reverse stock split. If the proposal is approved by stockholders and the Board determines to implement the reverse stock split, we would communicate to the public, prior to the effective date of the reverse stock split, additional details. The Board of Directors reserves its right to decline to file the Amendment if it determines, in its sole discretion, that the proposal is no longer in the best interests of the Company or its stockholders.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately before the reverse stock split.

We are proposing that the Board have the discretion to select the Reverse Stock Split Ratio from within a range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a reverse stock split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Determination of Reverse Stock Split Ratio.” If the Board decides to implement a reverse stock split, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the reverse stock split will be effective when it is filed with the Secretary of State of the State of Delaware or such later time as is chosen by the Board and set forth in the Certificate of Amendment.

The form of Amendment to accomplish the reverse stock split is attached to this proxy statement as Appendix A. The following discussion is qualified in its entirety by the full text of the proposed Amendment, which is hereby incorporated by reference.

Purposes of the Reverse Stock Split

The Board of Director’s primary objective in proposing the reverse stock split is to raise the per share trading price of the Common Stock. The Board believes that the reverse stock split will result in a higher per share trading price, which is intended to enable the Company to maintain the listing of its Common Stock on the NYSE American and generate greater investor interest in the Company. Our Common Stock traded as low as $[ ] per share and as high as $[ ] per share during the 12-month period ended June 22, 2018. The market price of our Common Stock has been and is expected to continue to be highly volatile. The Board believes that a potential increase in the market price of our Common Stock as a result of the reverse stock split may improve marketability and liquidity of our Common Stock and further encourage interest and trading in our Common Stock. It is possible that some institutional investors and investment funds may be reluctant to invest, and, in some cases, may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. The reverse stock split could increase our market price to a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stock. A higher stock price after the reverse stock split may reduce this concern.

The Board of Directors also believes that stockholder approval of this proposal granting our Board of Directors discretion to effect the reverse stock split provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, general economic conditions prevailing in our industry and in the marketplace, our capitalization, existing and expected trading prices for our Common Stock, and the continued listing requirements of the NYSE American. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if our Board of Directors does not deem it to be in the best interests of the Company and its stockholders.

Determination of Reverse Stock Split Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than one-for-five and not more than one-for-twenty, as determined by the Board in its sole discretion. In determining the Reverse Stock Split Ratio, the Board will consider numerous factors including:

●	the historical and projected performance of our Common Stock;

●	prevailing market conditions;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the selected Reverse Stock Split Ratio on trading liquidity in our Common Stock and our ability to continue our common stock’s listing on the NYSE American;

●	our capitalization (including the number of shares of our Common Stock issued and outstanding);

●	the prevailing trading price for our common stock and the volume level thereof; and

●	potential devaluation of our market capitalization as a result of a Reverse Stock Split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Impact of the Proposed Reverse Stock Split If Implemented

Effect on Outstanding Shares. A reverse stock split would affect all issued and outstanding shares of Common Stock and outstanding rights to acquire Common Stock. We will not change the number of shares of Common Stock currently authorized. However, upon the effectiveness of a reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares of Common Stock issued and outstanding as a result of the reverse stock split. We would reserve for issuance any authorized but unissued shares of Common Stock that would be made available as a result of the proposed reverse stock split.

As of June 22, 2018, there were 162,959,731 shares of Common Stock outstanding and zero shares of Preferred Stock outstanding.

The following table illustrates the effects of a reverse stock split at various potential ratios, without giving effect to any adjustments for fractional shares of Common Stock, on our outstanding shares of Common Stock and Preferred Stock as of June 22, 2018:

	Prior to Reverse Split Common Stock	Prior to Reverse Split Preferred Stock	Following Reverse Split Common Stock	Following Reverse Split Preferred Stock
One-for-Twenty	162,959,731	0	8,147,987	0
One-for-Ten	162,959,731	0	16,295,973	0
One-for-Five	162,959,731	0	32,591,946	0

Except for the shares of Common Stock issuable from (i) the exercise of outstanding options, including the option issued to Dr. Goldberg for 5,000,000 (pre-split) shares exercisable at $1.00 per share (subject to adjustment) that the Board of Directors granted on September 22, 2016 pursuant to his Employment Agreement and subject to stockholder approval of the amendment to the 2014 Plan, (ii) the number of shares deliverable upon vesting of restricted stock, (iii) the exercise of outstanding warrants, (iv) the conversion of outstanding convertible debt, and (v) the conversion of convertible preferred stock of our majority-owned subsidiary, Macrophage Therapeutics, Inc., the Company does not have any plans, proposals, or arrangements to issue any of our authorized but unissued shares of common stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our Common Stock under the Exchange Act. If the proposed reverse stock split is implemented, we currently expect that the Common Stock will continue to be traded on the NYSE American under the symbol “NAVB.”

Effect on Existing Stockholders. After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. However, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the reverse stock split would result in any of the stockholders owning a fractional share as described below). Proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split (except to the extent that the reverse stock split would result in any stockholders owning a fractional share as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of Common Stock immediately after the reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split (except to the extent that the reverse stock split would result in any stockholders owning only a fractional share as described below).

Effect on Outstanding Stock Awards; Stock Plans. If the reverse stock split is implemented, the number of shares of common stock subject to outstanding options, warrants, convertible debt, and convertible preferred stock of our majority-owned subsidiary, Macrophage Therapeutics, Inc. issued by the Company, as well as the number of shares of restricted stock issued by the Company, and the number of shares reserved for future issuance under the Company’s 2014 Stock Incentive Plan (“2014 Plan”), will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options and warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options and warrants will be unaffected, but following a reverse stock split such exercise price will apply to a reduced number of shares.

As of the record date for the Annual Meeting, there were 162,959,731 shares of Common stock outstanding and no shares of any series of Preferred Stock outstanding. The total number of securities to be issued upon exercise of outstanding options includes 2,142,065 issued under the 2014 Plan, 1,360,614 issued under the Company’s 2002 Stock Incentive Plan (which plan has expired and no new grants may be made from it), and 1,000,000 issued to Mr. Latkin as an inducement to commence permanent employment with the Company. The stock option granted to Dr. Goldberg for 5,000,000 shares of our Common Stock, which has not yet been issued because it is subject to stockholder approval of the amendment to the 2014 Plan, will also be adjusted to reflect the reverse stock split.

The per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding option awards and the vesting of all unvested restricted stock will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon exercise of such option awards will be reduced proportionately following the reverse stock split.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.001 per share after the reverse stock split.

Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

No Fractional Shares

No fractional shares of Common Stock will be issued in connection with the reverse stock split. If, upon the proposed Amendment becoming effective pursuant to the Delaware General Corporation Law (the “Effective Time”), a stockholder of record would otherwise hold a fractional share, the stockholder will receive a cash payment in lieu of the issuance of any such fractional share in an amount per share equal to the closing price per share on the NYSE American on the trading day immediately preceding the effective date of the reverse stock split (as adjusted to give effect to the reverse stock split), without interest. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

After the reverse stock split, then current stockholders will have no further interest in the Company with respect to fractional shares. Such stockholders will only be entitled to receive the cash payment described above. Such cash payments may reduce the number of post-split stockholders to the extent that there are stockholders holding fewer than the number of pre-split shares within the exchange ratio that is determined by the Board as described above; however, this is not the purpose of the reverse stock split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Implementation of Reverse Stock Split; Certificate of Amendment

If our stockholders approve this proposal, and the Board elects to effect the reverse stock split, we will file the Amendment, which will provide that:

●

each number shares of our common stock (to be determined in the sole discretion of the Board as described above), issued and outstanding immediately prior to the Effective Time, will be automatically combined into one validly issued, fully paid and non-assessable share of our Common Stock;

●	no certificates representing fractional shares of our common stock will be issued in connection with the reverse stock split;

●

holders of our Common Stock who otherwise would be entitled to receive fractional shares of our common stock will be entitled to receive cash (without interest or deduction) from the Company’s exchange agent in lieu of such fractional share interests, upon receipt by the Company’s exchange agent of any required transmittal letter properly completed and duly executed by the stockholder and, where shares are held in certificated form, the surrender of the stockholder’s Old Certificates (as defined in the following bullet), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Company’s exchange agent of all fractional shares otherwise issuable; and

●

each certificate that immediately prior to the Effective Time represented shares of our common stock (“Old Certificates”) will thereafter represent that number of shares of our common stock into which the shares of our common stock represented by the Old Certificate was combined, subject to the elimination of fractional share interests as described in the bullet above;

provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split. The Certificate of Amendment will become effective when it is filed with the Secretary of State of the State of Delaware or such later time as is set forth in the Amendment.

Possible Disadvantages of Reverse Stock Split

Even though the Board believes that the potential advantages of the reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

●	The reduced number of shares of our Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock.

●

A reverse stock split could result in a significant devaluation of our market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

●

A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

●

There can be no assurance that the market price per new share of our Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our Common Stock outstanding before the reverse stock split. For example, based on the closing market price of our Common Stock on June 22, 2018 of $[      ] per share of Common Stock, if the stockholders approve this proposal and the Board selects and implements a reverse stock split ratio of one-for-twenty, there can be no assurance that the post-split market price of our Common Stock would be $[      ] per share or greater. Accordingly, the total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

●

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

●

If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

●

Because the reverse stock split will not affect the number of authorized shares of Common Stock or Preferred Stock, a reverse stock split will have the effect of increasing the number of authorized but unissued shares of our Common Stock. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. In addition, the effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect. Although we are not proposing the reverse stock split for this purpose, we could, subject to the Board’s fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board.

Effect on Certificated Shares

Upon the reverse stock split, our transfer agent will act as our exchange agent and act for holders of common stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, stockholders holding shares in certificated form will be sent a transmittal letter by Continental Stock Transfer & Trust Company, the transfer agent for our common stock. The letter of transmittal will contain instructions on how a stockholder should surrender his or her Old Certificates to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (“New Certificates”). No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange the stockholder’s Old Certificates.

Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of post- reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If any Old Certificates have a restrictive legend on the back of the Old Certificates, the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificates. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.” Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post- reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post- reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the effective date of the reverse stock split. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the effectiveness of the reverse stock split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Federal Income Tax Consequences to U.S. Holders

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to certain U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the stockholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder (as defined below).

This summary does not comprehensively describe all potential U.S. federal income tax considerations applicable to the reverse stock split. The discussion below only addresses stockholders who hold common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to a stockholder in light of such stockholder’s particular circumstances or to a stockholder subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders subject to the alternative minimum tax or the tax on net investment income, stockholders that are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding their common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, stockholders who exercise dissenters’ or appraisal rights, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the reverse stock split, including the tax consequences of the reverse stock split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the reverse stock split (whether or not any such transactions are consummated in connection with the reverse stock split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

●

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Our view regarding the tax consequences of the reverse stock split is not binding with the Internal Revenue Service (“IRS”) or the courts. We have not sought, and do not intend to seek any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the reverse stock split.

INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder of common stock generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of common stock (as described below). A U.S. Holder’s aggregate tax basis in the shares of common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. Holder’s holding period for the shares of the common stock received should include the holding period for the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the reverse stock split. U.S. Holders of common stock should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

Cash in Lieu of Fractional Shares

A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the reverse stock split is expected to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the reverse stock split exceeds one year at the time of the reverse stock split. There are limitations on the deductibility of capital losses under the Code.

Information Reporting and Backup Withholding

A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the reverse stock split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

No Dissenters’ Rights

The holders of shares of Common Stock will have no dissenters’ rights of appraisal under Delaware law, the Amended and Restated Certificate of Incorporation or the Bylaws with respect to the proposed Amendment to accomplish the reverse stock split.

Required Vote

The affirmative vote of holders of a majority of our Common Stock having voting power outstanding as of the record date for the Annual Meeting is required to approve the amendment of our certificate of incorporation effecting the reverse stock split.

The Board of Directors recommends that our stockholders vote “FOR” approval of the amendment to our Amended and Restated Certificate of Incorporation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program. The CNG Committee of the Board of Directors is responsible for establishing and implementing our compensation policies applicable to senior executives and monitoring our compensation practices. The CNG Committee seeks to maintain compensation plans that are fair, reasonable and competitive. The CNG Committee is responsible for reviewing and approving all senior executive compensation, all awards under our cash bonus plan, and awards under our equity-based compensation plans.

Philosophy and Goals of Executive Compensation Plans. The CNG Committee’s philosophy for executive compensation is to:

●

Pay for performance: The CNG Committee believes that our executives should be compensated based upon their ability to achieve specific operational and strategic results. Therefore, our compensation plans are designed to provide rewards for the individual’s contribution to our performance.

●

Pay commensurate with other companies categorized as value creators: The CNG Committee has set a goal that the Company should move toward compensation levels for senior executives that are, at a minimum, at the 40th to 50th percentile for similar executives in the workforce while taking into account current market conditions and Company performance. This allows us to attract, hire, reward and retain senior executives who formulate and execute our strategic plans and drive exceptional results.

To assess whether our programs are competitive, the CNG Committee reviews compensation information of peer companies, national data and trends in executive compensation to help determine the appropriateness of our plans and compensation levels. These reviews, and the CNG Committee’s commitment to pay for performance, become the basis for the CNG Committee’s decisions on compensation plans and individual executive compensation payments.

The CNG Committee has approved a variety of programs that work together to provide a combination of basic compensation and strong incentives. While it is important for us to provide certain base level salaries and benefits to remain competitive, the CNG Committee’s objective is to provide compensation plans with incentive opportunities that motivate and reward executives for consistently achieving superior results. The CNG Committee designs our compensation plans to:

●	Reward executives based upon overall company performance, their individual contributions and creation of stockholder value;

●	Encourage executives to make a long-term commitment to our Company; and

●	Align executive incentive plans with the long-term interests of stockholders.

The CNG Committee reviews competitive information and individual compensation levels at least annually. During the review process, the CNG Committee addresses the following questions:

●	Do any existing compensation plans need to be adjusted to reflect changes in competitive practices, different market circumstances or changes to our strategic initiatives?

●	Should any existing compensation plans be eliminated or new plans be added to the executive compensation programs?

●	What are the compensation-related objectives for our compensation plans for the upcoming fiscal year?

●	Based upon individual performance, what compensation modifications should be made to provide incentives for senior executives to perform at superior levels?

The CNG Committee does not believe that our compensation policies and practices for our employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. As noted below, our incentive-based compensation is generally tied to Company financial performance (i.e., revenue, gross margin or budgeted expense targets) or product development goals (i.e., clinical trial progress or regulatory milestones). The CNG Committee believes that the existence of these financial performance incentives creates a strong motivation for Company employees to contribute towards the achievement of strong, sustainable financial and development performance, and believes that the Company has a strong set of internal controls that minimize the risk that financial performance can be misstated in order to achieve incentive compensation payouts.

In addition to the aforementioned considerations, the CNG Committee also takes into account the outcome of stockholder advisory (“say-on-pay”) votes, taken every three years, on the compensation of our Chief Executive Officer, Chief Financial Officer, and our next three highest-paid executive officers (the “Named Executive Officers”). At the Annual Meeting of Stockholders held on June 29, 2017, approximately 75% of our stockholders voted in favor of the resolution relating to the compensation of our Named Executive Officers. The CNG Committee believes this affirmed stockholders’ support of the Company’s executive compensation program. The CNG Committee will continue to consider the results of future say-on-pay votes when making future compensation decisions for the executive officers.

The CNG Committee believes that, given the increased responsibilities of the President and Chief Executive Officer related to the Company’s legal and financial difficulties at the time of his appointment, Dr. Goldberg’s compensation is commensurate with that of his predecessor

Scope of Authority of the CNG Committee. The Board of Directors has authorized the CNG Committee to establish the compensation programs for all executive officers and to provide oversight for compliance with our compensation philosophy. The CNG Committee delegates the day-to-day administration of the compensation plans to management (except with respect to our executive officers), but retains responsibility for ensuring that the plan administration is consistent with the Company’s policies. Annually, the CNG Committee sets the compensation for our executive officers, including objectives and awards under incentive plans. The Chief Executive Officer provides input for the CNG Committee regarding the performance and appropriate compensation of the other officers. The CNG Committee gives considerable weight to the Chief Executive Officer’s evaluation of the other officers because of his direct knowledge of each officer’s performance and contributions. The CNG Committee also makes recommendations to the Board of Directors on appropriate compensation for the non-employee directors. In addition to overseeing the compensation of executive officers, the CNG Committee approves awards under short-term cash incentive and long-term equity-based compensation plans for all other employees. For more information on the CNG Committee’s role, see the CNG Committee’s charter, which can be found on our website at www.navidea.com.

Specific Elements of Executive Compensation

Base Salary. Base salaries for senior executives are set using the CNG Committee’s philosophy that compensation should be competitive and based upon performance. Executives should expect that their base salaries, coupled with a cash bonus award, would provide them the opportunity to be compensated at or above the competitive market at the 40th to 50th percentile.

Based on competitive reviews of similar positions, industry salary trends, overall company results and individual performance, salary increases may be approved from time to time. The CNG Committee reviews and approves base salaries of all executive officers.

The following table shows the changes in base salaries for the Named Executive Officers that were approved for fiscal 2017 compared to the approved salaries for fiscal 2016:

Named Executive Officer	Fiscal 2017 Base Salary(a)	Fiscal 2016 Base Salary(a)	Change(b)
Michael M. Goldberg, M.D.	$400,000	$400,000	0.0%
Frederick O. Cope, Ph.D.	279,130	279,130	0.0%
Thomas J. Klima (c)	270,000	270,000	0.0%
Jed A. Latkin (d)	325,000	300,000	8.3%
William J. Regan (e)	250,000	250,000	0.0%

(a)

The amount shown for fiscal 2017 and 2016 is the approved annual salary of the Named Executive Officer in effect at the end of each year, or at the date of separation. The actual amount paid to the Named Executive Officer during fiscal 2017 and 2016 is shown under “Salary” in the Summary Compensation table below.

(b)	Due to the Company’s financial difficulties in 2017, Named Executive Officers did not receive salary increases in 2017, except for Mr. Latkin.

(c)	Mr. Klima separated from the Company effective March 8, 2017.

(d)	Mr. Latkin received an increase in base salary in connection with his appointment as Chief Operating Officer and Chief Financial Officer of the Company effective May 4, 2017.

(e)	Mr. Regan separated from the Company effective June 30, 2017, however, he continues to serve as the Company’s Chief Compliance Officer through a consulting agreement.

 The CNG Committee has not approved any changes to base salaries of Named Executive Officers for fiscal 2018.

Short-Term Incentive Compensation. Our executive officers, along with all of our employees, are eligible to participate in our annual cash bonus program, which has four primary objectives:

●	Attract, retain and motivate top-quality executives who can add significant value to the Company;

●	Create an incentive compensation opportunity that is an integral part of the employee’s total compensation program;

●	Reward participants’ contributions to the achievement of our business results; and

●	Provide an incentive for individuals to achieve corporate objectives that are tied to our strategic goals.

The cash bonus compensation plan provides each participant with an opportunity to receive an annual cash bonus based on our Company’s performance during the fiscal year. Cash bonus targets for senior executives are determined as a percentage of base salary. The following are the key provisions of the cash bonus compensation plan:

●

The plan is administered by the CNG Committee, which has the power and authority to establish, adjust, pay or decline to pay the cash bonus for each participant, including the power and authority to increase or decrease the cash bonus otherwise payable to a participant. However, the Committee does not have the power to increase, or make adjustments that would have the effect of increasing, the cash bonus otherwise payable to any executive officer. The Committee has the right to delegate to the Chief Executive Officer its authority and responsibilities with respect to the cash bonuses payable to employees other than executive officers.

●	All Company employees are eligible to participate, except interns.

●	The CNG Committee is responsible for specifying the terms and conditions for earning cash bonuses, including establishing specific performance objectives.

●

As soon as reasonably practicable after the end of each fiscal year, the CNG Committee determines whether and to what extent each specified business performance objective has been achieved and the amount of the cash bonus to be paid to each participant.

In June 2017, the Board of Directors established the fiscal 2017 targets and performance measures for all Company employees. For fiscal 2017, the cash bonus for each executive officer was a function of the designated target bonus amount and certain business performance objectives, weighted as a percentage of the total target amount. The business performance objectives established for fiscal 2017 were as follows:

●	Achievement of various development goals for diagnostic applications of the Company’s Manocept platform, including:

o	Complete enrollment in the Company’s NAV3-23 Phase 1 trial, subject to a maximum 5% reduction of bonus if not achieved;

o	Achieve 50% of target enrollment in the Company’s NAV3-21 Phase 1 trial, subject to a maximum 5% reduction of bonus if not achieved;

o	Develop an approvable plan for activated macrophage-caused inflammation, subject to a maximum 10% reduction of bonus if not achieved;

o	Commence a clinical study for CV imaging of coronary arteries, subject to a maximum 10% reduction of bonus if not achieved; and

o	Commence a clinical study for NASH imaging, subject to a maximum 10% reduction of bonus if not achieved.

●	Achievement of various development goals for therapeutic applications of the Company’s Manocept platform, including:

o	Develop a prototype oral formulation of Manocept, subject to a maximum 10% reduction of bonus if not achieved;

o	Develop new carrier prototypes, subject to a maximum 10% reduction of bonus if not achieved; and

o	File intellectual property claims on new advances, subject to a maximum 10% reduction of bonus if not achieved.

●	Achievement of various corporate goals, including:

o	Structure and initiate drafting of MT spinout or funding transaction, subject to a maximum 10% reduction of bonus if not achieved; and

o	Reduce debt and expenses so non-discretionary expenses are less than a specified target amount, subject to a maximum 20% reduction of bonus if not achieved.

For the Named Executive Officers, cash bonus targets fiscal 2017 remained unchanged from 2016 and were as follows:

Named Executive Officer	Target Cash Bonus (% of Salary)	Target Cash Bonus ($ Amount)
Michael M. Goldberg, M.D.	75.0%	$300,000
Frederick O. Cope, Ph.D.	35.0%	97,696
Thomas J. Klima (a)	35.0%	94,500
Jed A. Latkin	75.0%	243,750
William J. Regan (b)	35.0%	87,500

(a)	Mr. Klima separated from the Company effective March 8, 2017 and therefore will not be paid a bonus for fiscal 2017.

(b)

Mr. Regan separated from the Company effective June 30, 2017 and therefore will not be paid a bonus for fiscal 2017. Mr. Regan continues to serve as the Company’s Chief Compliance Officer through a consulting agreement.

On February 20, 2018, the Board of Directors determined the amounts to be awarded as 2017 bonuses to all employees, including the Named Executive Officers. The Board of Directors recognized the achievement of all 2017 bonus goals and thus awarded bonuses at 100% of target amounts for all employees, to be paid 50% in stock immediately and 50% in cash at such time as the Company’s financial position allows a cash payment. However, Dr. Goldberg’s and Mr. Latkin’s bonus awards will be 100% cash, to be paid following achievement of certain additional goals set by the Board and at such time as the Company’s financial position allows a cash payment.

Also on February 20, 2018, the Board of Directors determined the 2018 cash bonus targets for Named Executive Officers as follows:

Named Executive Officer	Target Cash Bonus (% of Salary)	Target Cash Bonus ($ Amount)
Michael M. Goldberg, M.D.	75.0%	$300,000
Frederick O. Cope, Ph.D.	35.0%	97,696
Jed A. Latkin	75.0%	243,750

Long-Term Incentive Compensation. All Company employees are eligible to receive equity awards in the form of stock options or restricted stock. Equity instruments awarded under the Company’s equity-based compensation plan are based on the following criteria:

●	Analysis of competitive information for comparable positions;

●	Evaluation of the value added to the Company by hiring or retaining specific employees; and

●	Each employee’s long-term potential contributions to our Company.

Although equity awards may be made at any time as determined by the CNG Committee, they are generally made to all full-time employees once per year or on the recipient’s hire date in the case of new-hire grants.

Equity-based compensation is an effective method to align the interests of stockholders and management and focus management’s attention on long-term results. When awarding equity-based compensation the CNG Committee considers the impact the participant can have on our overall performance, strategic direction, financial results and stockholder value. Therefore, equity awards are primarily based upon the participant’s position in the organization, competitive necessity and individual performance. Equity awards for senior executives are determined as a percentage of base salary. Stock option awards have vesting schedules over several years to promote long-term performance and retention of the recipient, and restricted stock awards may include specific performance criteria for vesting or vest over a specified period of time. In April 2017, the CNG Committee vested 50,000 shares of restricted stock held by Dr. Cope after determining that the vesting events would never occur due to changes in the Company’s development programs.

In May 2017, the Company awarded options to purchase 1,000,000 shares of common stock to Mr. Latkin in connection with his appointment as permanent Chief Operating Officer and Chief Financial Officer. These options were awarded as an inducement and as such were made outside of the 2014 Plan. The options were awarded with the following terms: (1) 333,334 options with an exercise price of $0.65 will be exercisable on or after May 4, 2017, so long as the closing price of the underlying common stock equals or exceeds $0.85 per share; (2) 333,333 options with an exercise price of $0.75 will be exercisable on or after December 31, 2017, so long as the closing price of the underlying common stock equals or exceeds $1.00 per share; and (3) 333,333 options with an exercise price of $1.00 will be exercisable on or after December 31, 2018, so long as the closing price of the underlying common stock equals or exceeds $1.25 per share. The options will expire on the tenth anniversary of the date of grant. The CNG Committee believes that, given the increased responsibilities of the Chief Operating Officer and Chief Financial Officer related to the Company’s legal and financial difficulties at the time of his appointment, Mr. Latkin’s compensation, including his equity awards, is commensurate with that of his predecessor. We did not grant equity awards to our Named Executive Officers in 2017, other than Mr. Latkin.

Other Benefits and Perquisites. The Named Executive Officers are generally eligible to participate in other benefit plans on the same terms as other employees. These plans include medical, dental, vision, disability and life insurance benefits, and our 401(k) retirement savings plan (the “401(k) Plan”).

Our vacation policy allows employees to carry up to 40 hours of unused vacation time forward to the next fiscal year. Any unused vacation time in excess of the amount eligible for rollover is generally forfeited.

Our Named Executive Officers are considered “key employees” for purposes of Internal Revenue Code (“IRC”) Section 125 Plan non-discrimination testing. Based on such non-discrimination testing, we determined that our Section 125 Plan was “top-heavy” for fiscal 2017. As such, our key employees were ineligible to participate in the Section 125 Plan and were unable to pay their portion of medical, dental, and vision premiums on a pre-tax basis during fiscal 2017. As a result, the Company reimbursed its key employees an amount equal to the lost tax benefit. For fiscal 2018, we have determined that our Section 125 Plan is no longer “top-heavy.” As such, our key employees are eligible to participate in the Section 125 Plan and may pay their portion of medical, dental and vision premiums on a pre-tax basis beginning January 1, 2018.

We pay group life insurance premiums on behalf of all employees, including the Named Executive Officers. The benefit provides life insurance coverage at two times the employee’s annual salary plus $10,000, up to a maximum of $630,000.

We also pay group long-term disability insurance premiums on behalf of all employees, including the Named Executive Officers. The benefit provides long-term disability insurance coverage at 60% of the employee’s annual salary, up to a maximum of $10,000 per month, beginning 180 days after the date of disability and continuing through age 65.

401(k) Retirement Plan. All employees are given an opportunity to participate in our 401(k) Plan, following a new-hire waiting period. The 401(k) Plan allows participants to have pre-tax amounts withheld from their pay and provides for a discretionary employer matching contribution (currently, a 40% match up to 5% of salary in the form of our common stock). Participants may invest their contributions in various fund options, but are prohibited from investing their contributions in our common stock. Participants are immediately vested in both their contributions and Company matching contributions. The 401(k) Plan qualifies under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

Employment Agreements

Our senior executive officers are generally employed under employment agreements which specify the terms of their employment such as base salary, benefits, paid time off, and post-employment benefits as shown in the tables below. Our employment agreements also specify that if a change in control occurs with respect to our Company and the employment of a senior executive officer is concurrently or subsequently terminated:

●

by the Company without cause (cause is defined as any willful breach of a material duty by the senior executive officer in the course of his or her employment or willful and continued neglect of his or her duty as an employee);

●	by the expiration of the term of the employment agreement; or

●

by the resignation of the senior executive officer because his or her title, authority, responsibilities, salary, bonus opportunities or benefits have materially diminished, a material adverse change in his or her working conditions has occurred, his or her services are no longer required in light of the Company’s business plan, or we breach the agreement;

then, the senior executive officer would be paid a severance payment as disclosed in the tables below. For purposes of such employment agreements, a change in control includes:

●

the acquisition, directly or indirectly, by a person (other than our Company, an employee benefit plan established by the Board of Directors, or a participant in a transaction approved by the Board of Directors for the principal purpose of raising additional capital) of beneficial ownership of 30% or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

●	a majority of the Directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

●

our stockholders approve a merger or consolidation of our Company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or

●

our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

Michael M. Goldberg, M.D. Dr. Goldberg was employed under a 12-month employment agreement effective through September 22, 2017. The employment agreement provided for an annual base salary of $400,000. For the calendar year ending December 31, 2017, the CNG Committee determined that the maximum bonus payment to Dr. Goldberg would be $300,000.

Dr. Goldberg’s employment agreement also provided for post-employment compensation based on the reason for termination:

●	For Cause – All salary, benefits and other payments shall cease at the time of termination, and the Company shall have no further obligations to Dr. Goldberg.

●

Resignation – All salary, benefits and other payments shall cease at the time of resignation, and the Company shall have no further obligations to Dr. Goldberg, except that the Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination.

●

Death – All salary, benefits and other payments shall cease at the time of death, provided, however, that the Company shall pay such other benefits required to be paid or provided to Dr. Goldberg’s estate under any plan, program, policy, practice, contract, or arrangement in which Dr. Goldberg is eligible to receive such payments or benefits from the Company, for the longer of 12 months or the full unexpired term of the employment agreement. The Company shall also pay to Dr. Goldberg’s estate the value of any accrued but unused paid time off and the amount of any accrued but previously unpaid salary through the date of death.

●

Disability – All salary, benefits and other payments shall cease at the time of termination due to disability, provided, however, that the Company shall pay such other benefits required to be paid or provided to Dr. Goldberg under any plan, program, policy, practice, contract, or arrangement in which Dr. Goldberg is eligible to receive such payments or benefits from the Company, for the longer of 12 months or the full unexpired term of the employment agreement. In addition, the Company will pay the balance of Dr. Goldberg’s regular salary not replaced by disability insurance coverage for six months following the date of disability. The Company shall also pay to Dr. Goldberg the value of any accrued but unused paid time off and the amount of any accrued but previously unpaid salary through the date of such termination.

●

Without Cause or by Dr. Goldberg for Good Reason – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination. In addition, the Company will pay a severance equal to: (1) base salary in effect at the time of termination during the period of time from the date of termination through the date that is 12 months following termination, plus an additional two months for every fully completed year of employment (the “Severance Period”); (2) a bonus equal to one year of base salary in effect at the time of termination, plus an additional two months of base salary for every fully completed year of employment; and (3) without duplication to (2), the unpaid bonus, if any, for the year in which the termination occurs, prorated to the date of termination. The Company will also pay such other benefits required to be paid or provided to Dr. Goldberg under any plan, program, policy, practice, contract, or arrangement in which Dr. Goldberg is eligible to receive such payments or benefits from the Company, for the duration of the Severance Period.

●

End of Term – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination. In addition, the Company will pay a severance equal to: (1) base salary in effect at the time of termination during the Severance Period; (2) a bonus equal to one year of base salary in effect at the time of termination, plus an additional two months of base salary for every fully completed year of employment; and (3) without duplication to (2), the unpaid bonus, if any, for the year in which the termination occurs, prorated to the date of termination.

●

Change in Control – The Company will pay a severance equal to: (1) base salary in effect at the time of termination during the Severance Period; (2) a bonus equal to one year of base salary in effect at the time of termination, plus an additional two months of base salary for every fully completed year of employment and a bonus equal to the maximum allowable bonus in effect at the time of termination, plus an additional two months of prorated bonus for every fully completed year of employment; and (3) without duplication to (2), the unpaid bonus, if any, for the year in which the termination occurs, prorated to the date of termination.

Although Dr. Goldberg's employment agreement expired on September 22, 2017, the terms of the agreement provide for continuation of certain terms of the employment agreement as long as Dr. Goldberg continues to be an employee of the Company following expiration of the agreement.

In connection with Dr. Goldberg’s appointment as Chief Executive Officer of the Company, the Board of Directors awarded options to purchase 5,000,000 shares of our common stock to Dr. Goldberg, subject to stockholder approval of the amendment to the 2014 Plan. If approved, these stock options will vest 100% when the average closing price of the Company’s common stock over a period of five consecutive trading days equals or exceeds $2.50 per share, and expire on the tenth anniversary of the date of grant. If the amendment to the 2014 Plan is not approved, the Company will be obligated to pay in cash the implied market value of the options at the time of “exercise” by Dr. Goldberg, assuming the share price exceeds $2.50 and all other vesting conditions are met.

Frederick O. Cope, Ph.D. Dr. Cope was employed under a 24-month employment agreement effective through December 31, 2014. The employment agreement provided for an annual base salary of $271,000. Effective May 1, 2013, Dr. Cope’s annual base salary was increased to $279,130. For the calendar year ending December 31, 2017, the CNG Committee determined that the maximum bonus payment to Dr. Cope would be $97,696. Although Dr. Cope's employment agreement expired on December 31, 2014, the terms of the agreement provide for continuation of certain terms of the employment agreement as long as Dr. Cope continues to be an employee of the Company following expiration of the agreement.

Dr. Cope’s employment agreement also provided for post-employment compensation based on the reason for termination:

●	For Cause – All salary, benefits and other payments shall cease at the time of termination, and the Company shall have no further obligations to Dr. Cope.

●

Resignation – All salary, benefits and other payments shall cease at the time of resignation, and the Company shall have no further obligations to Dr. Cope, except that the Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination.

●

Death – All salary, benefits and other payments shall cease at the time of death, provided, however, that the Company shall pay such health, dental and similar insurance or benefits as were provided to Dr. Cope immediately before his death for the longer of 12 months or the full unexpired term of the employment agreement. The Company shall also pay to Dr. Cope’s estate the value of any accrued but unused paid time off and the amount of any accrued but previously unpaid salary through the date of death.

●

Disability – All salary, benefits and other payments shall cease at the time of termination due to disability, provided, however, that the Company shall pay such health, dental and similar insurance or benefits as were provided to Dr. Cope immediately before termination for the longer of 12 months or the full unexpired term of the employment agreement. In addition, the Company will pay the balance of Dr. Cope’s regular salary not replaced by disability insurance coverage for six months following the date of disability. The Company shall also pay to Dr. Cope the value of any accrued but unused paid time off and the amount of any accrued but previously unpaid salary through the date of such termination.

●

Without Cause – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination. In addition, the Company will pay a severance equal to $245,000. The Company will also pay health, dental and similar insurance or benefits as were provided to Dr. Cope immediately before termination for the longer of 12 months or the full unexpired term of the employment agreement.

●

End of Term – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination. In addition, the Company will pay a severance equal to $245,000.

●

Change in Control – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination. In addition, the Company will pay a severance equal to $367,500. The Company will also pay health, dental and similar insurance or benefits as were provided to Dr. Cope immediately before termination for the longer of 12 months or the full unexpired term of the employment agreement.

Jed A. Latkin. Mr. Latkin is employed under an annually renewing employment agreement. The employment agreement provides for an annual base salary of $325,000. For the calendar year ending December 31, 2017, the CNG Committee determined that the maximum bonus payment to Mr. Latkin would be $243,750.

Mr. Latkin’s employment agreement also provides for post-employment compensation based on the reason for termination:

●	For Cause – All salary, benefits and other payments shall cease at the time of termination, and the Company shall have no further obligations to Mr. Latkin.

●

Resignation – All salary, benefits and other payments shall cease at the time of termination, and the Company shall have no further obligations to Mr. Latkin, except that the Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination.

●

Death – All salary, benefits and other payments shall cease at the time of death, provided, however, that the Company shall pay such other benefits required to be paid or provided to Mr. Latkin’s estate under any plan, program, policy, practice, contract, or arrangement in which Mr. Latkin is eligible to receive such payments or benefits from the Company, for the longer of 12 months or the full unexpired term of the employment agreement. The Company shall also pay to Mr. Latkin’s estate the value of any accrued but unused paid time off and the amount of any accrued but previously unpaid salary through the date of death.

●

Disability – All salary, benefits and other payments shall cease at the time of termination due to disability, provided, however, that the Company shall pay such other benefits required to be paid or provided to Mr. Latkin under any plan, program, policy, practice, contract, or arrangement in which Mr. Latkin is eligible to receive such payments or benefits from the Company, for the longer of 12 months or the full unexpired term of the employment agreement. In addition, the Company will pay the balance of Mr. Latkin’s regular salary not replaced by disability insurance coverage for six months following the date of disability. The Company shall also pay to Mr. Latkin the value of any accrued but unused paid time off and the amount of any accrued but previously unpaid salary through the date of such termination.

●

Without Cause or by Mr. Latkin for Good Reason – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination. In addition, the Company will pay a severance equal to base salary in effect at the time of termination during the period of time from the date of termination through the date that is 12 months following termination, plus an additional two months for every fully completed year of employment (the “Severance Period”). In addition, certain share options shall vest immediately and shall be exercisable for six months following the termination. The Company will also pay such other benefits required to be paid or provided to Mr. Latkin under any plan, program, policy, practice, contract, or arrangement in which Mr. Latkin is eligible to receive such payments or benefits from the Company, for the duration of the Severance Period.

●	End of Term – The Company shall pay the value of any accrued but unused paid time off, and the amount of all accrued but previously unpaid salary through the date of termination.

●

Change in Control – The Company will pay a severance equal to: (1) base salary in effect at the time of termination during the Severance Period; (2) a bonus equal to one year of base salary in effect at the time of termination, plus an additional two months of base salary for every fully completed year of employment and a bonus equal to the maximum allowable bonus in effect at the time of termination, plus an additional two months of prorated bonus for every fully completed year of employment; and (3) without duplication to (2), the unpaid bonus, if any, for the year in which the termination occurs, prorated to the date of termination. In addition, certain share options shall vest immediately.

Report of Compensation, Nominating and Governance Committee

The CNG Committee is responsible for establishing, reviewing and approving the Company’s compensation philosophy and policies, reviewing and making recommendations to the Board of Directors regarding forms of compensation provided to the Company’s directors and officers, reviewing and determining cash and equity awards for the Company’s officers and other employees, and administering the Company’s equity incentive plans.

In this context, the CNG Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement for the Annual Meeting. In reliance on the review and discussions referred to above, the CNG Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

The Compensation, Nominating
and Governance Committee

Mark I. Greene, M.D., Ph.D., FRCP, Chair
Claudine Bruck, Ph.D.
Y. Michael Rice

Compensation, Nominating and Governance Committee Interlocks and Insider Participation

The current members of our CNG Committee are: Mark I. Greene, M.D., Ph.D., FRCP (Chair), Claudine Bruck, Ph.D., and Y. Michael Rice. During the fiscal year ended December 31, 2017, the members of our CNG Committee were: Mark I. Greene, M.D., Ph.D., FRCP, Y. Michael Rice and Eric K. Rowinsky, M.D. (Chair, who retired from the Board effective March 31, 2018). None of these individuals were at any time during the fiscal year ended December 31, 2017, or at any other time, an officer or employee of the Company.

No director who served on the CNG Committee during 2017 had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of the Company or member of the CNG Committee during 2017.

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation of our Named Executive Officers for the last three fiscal years.

Summary Compensation Table for Fiscal 2017

Named Executive Officer	Year	Salary	(a) Stock Awards	(b) Option Awards	(c) Non-Equity Incentive Plan Compensation	(d) All Other Compensation	Total Compensation
Michael M. Goldberg (e)	2017	$427,222	$—	$—	$410,768	$8,067	$846,057
President and	2016	83,077	—	—	—	436	83,513
Chief Executive Officer	2015	—	—	—	—	—	—

Frederick O. Cope, Ph.D.	2017	$279,130	$—	$—	$97,969	$6,906	$383,732
Senior Vice President and	2016	279,130	—	—	54,710	6,735	340,575
Chief Scientific Officer	2015	279,130	—	155,026	54,709	6,657	495,522

Thomas J. Klima (f)	2017	$66,635	$—	$—	$—	$—	$66,635
Senior Vice President and	2016	270,000	—	—	52,920	2,326	325,246
Chief Commercial Officer	2015	270,000	192,900	112,163	52,921	3,114	631,098

Jed A. Latkin (g)	2017	$316,458	$—	$125,833	$366,653	$5,429	$814,373
Chief Operating Officer	2016	163,309	—	39,992	—	—	203,301
and Chief Financial Officer	2015	—	—	—	—	—	—

William J. Regan (h)	2017	$129.808	$—	$—	$—	$3,327	$133,135
Senior Vice President and	2016	250,000	—	—	49,000	6,142	305,142
Chief Compliance Officer	2015	250,000	—	157,896	49,001	6,410	463,307

(a)

Amount represents the aggregate grant date fair value of restricted shares in accordance with FASB ASC Topic 718. Assumptions made in the valuation of stock awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in this Form 10-K.

(b)

Amount represents the aggregate grant date fair value of stock options in accordance with FASB ASC Topic 718. Assumptions made in the valuation of option awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in this Form 10-K.

(c)

Amount represents the total non-equity incentive plan amounts which have been approved by the Board of Directors as of the date this filing, and are disclosed for the year in which they were earned (i.e., the year to which the service relates).

●

On April 25, 2017, the Board of Directors awarded a cash bonus to each of Dr. Goldberg and Mr. Latkin in recognition of the successful closing of the Company’s sale of certain assets to Cardinal Health 414, LLC, which occurred on March 3, 2017.

●

For fiscal 2017, the Board of Directors determined that fifty percent of the 2017 bonus amount payable would be paid in stock in lieu of cash for all employees except Dr. Goldberg and Mr. Latkin, who will receive one hundred percent of their bonuses in cash, to be paid following achievement of certain additional goals set by the Board. As such, Dr. Cope was awarded 135,694 shares of common stock of the Company valued at $0.36 per share, the closing price of Navidea’s common stock on February 20, 2018. Since these shares represent incentive compensation earned in 2017, they are reported in this column, and not included in the column “Stock Awards.” Payment of the cash portion of the 2017 bonus awards has been deferred until such time as the Company’s financial position allows a cash payment.

●

For fiscal 2016, the Board of Directors determined that a portion of the 2016 bonus amount payable would be paid in stock in lieu of cash. The portion of the 2016 bonus amount payable in cash is either fifty percent or thirty-three percent, as determined by the Board of Directors. As such, Dr. Cope, Mr. Klima and Mr. Regan were awarded 70,492, 50,885 and 63,135, respectively, shares of common stock of the Company valued at $0.52 per share, the closing price of Navidea’s common stock on February 6, 2017. Since these shares represent incentive compensation earned in 2016, they are reported in this column, and not included in the column “Stock Awards.” The cash portion of the 2016 bonus awards was paid on March 15, 2017. The Board of Directors did not award bonuses to Dr. Goldberg and Mr. Latkin for 2016.

●

For fiscal 2015, the Board of Directors initially determined that fifty percent of the 2015 bonus amount payable to certain executive officers would be paid in stock options in lieu of cash, calculated based on the Black-Scholes value of the options on the date of grant. As such, Dr. Cope, Mr. Klima, Mr. Larson and Mr. Regan were awarded, respectively, options to purchase 58,510, 56,598, 54,501 and 52,405 shares of common stock of the Company at an exercise price of $0.98 per share, vesting immediately upon the date of grant and expiring after ten years. Since these options represent incentive compensation earned in 2015, they are reported in this column, and not included in the column “Option Awards.” In February 2017, the Board of Directors determined that the amounts previously awarded as 2015 bonuses would be subject to the same split between cash and stock as the 2016 bonus awards. As such, Dr. Cope and Mr. Regan were awarded an additional 17,886 and 16,020, respectively, shares of common stock of the Company valued at $0.52 per share, the closing price of Navidea’s common stock on February 6, 2017. Since these shares represent incentive compensation earned in 2015, they are reported in this column, and not included in the column “Stock Awards.” The cash portion of the 2015 bonus awards was paid on March 15, 2017.

(d)	Amount represents additional compensation as disclosed in the All Other Compensation table below.

(e)

Dr. Goldberg commenced employment with the Company effective September 22, 2016. In connection with Dr. Goldberg’s appointment as Chief Executive Officer of the Company, the Board of Directors awarded options to purchase 5,000,000 shares of our common stock to Dr. Goldberg, subject to stockholder approval of the amendment to the 2014 Plan. If approved, these stock options will vest 100% when the average closing price of the Company’s common stock over a period of five consecutive trading days equals or exceeds $2.50 per share, and expire on the tenth anniversary of the date of grant. If the plan is not approved, the Company will be obligated to pay the implied market value in cash.

(f)	Mr. Klima separated from the Company effective March 8, 2017.

(g)	Mr. Latkin commenced employment with the Company effective April 21, 2016.

(h)	Mr. Regan separated from the Company effective June 30, 2017, however, he continues to serve as the Company’s Chief Compliance Officer through a consulting agreement.

All Other Compensation

The following table describes each component of the amounts shown in the “All Other Compensation” column in the Summary Compensation table above.

All Other Compensation Table for Fiscal 2017

Named Executive Officer	Year	(a) Reimbursement of Additional Tax Liability Related to Insurance Premiums	(b) 401(k) Plan Employer Matching Contribution	(c)Opt-Out Bonus	Total All Other Compensation
Michael M. Goldberg, M.D.	2017	$2,667	$5,400	$—	$8,067
	2016	436	—	—	436
	2015	—	—	—	—

Frederick O. Cope, Ph.D.	2017	$1,506	$5,400	$—	$6,906
	2016	1,435	5,300	—	6,735
	2015	1,357	5,300	—	6,657

Thomas J. Klima	2017	$—	$—	$—	$—
	2016	2,316	—	—	2,326
	2015	1,310	1,804	—	3,114

Jed A. Latkin	2017	$29	$5,400	$—	$5,429
	2016	—	—	—	—
	2015	—	—	—	—

William J. Regan	2017	$54	$3,273	$—	$3,327
	2016	106	5,036	1,000	6,142
	2015	110	5,300	1,000	6,410

(a)

Amount represents reimbursement of the lost tax benefit due to the ineligibility of our Named Executive Officers to pay their portion of medical, dental, and vision premiums on a pre-tax basis under our IRC Section 125 Plan.

(b)	Amount represents the value of the common stock accrued for contribution to the Named Executive Officer’s account in our 401(k) Plan as calculated on a quarterly basis.

(c)	Amount represents additional bonus paid for non-participation in the Company’s medical plan.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information with respect to our last completed fiscal year. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with applicable SEC rules.

For 2017, we calculated (i) the annual total compensation of our Chief Executive Officer, (ii) the median of the annual total compensation of all of our employees other than the Chief Executive Officer, and (iii) the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees, as follows:

●	The annual total compensation of our CEO, as reported in the Summary Compensation Table, was $846,057;

●	The median of the annual total compensation of all of our employees, excluding the Chief Executive Officer, was $79,921; and

●	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 11 to 1.

In determining the pay ratio information provided above, we first identified our median employee for 2017 by using the following methodology:

●	We selected December 31, 2017 as the date upon which we would identify our median employee, and we compiled a list of all full-time, part-time and temporary employees who were employed on that date.

●	We used base pay as a consistently applied compensation measure to identify our median employee from the employees on the list.

Once our median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table.

Post-Employment Compensation

The following tables set forth the expected benefit to be received by each of our Named Executive Officers in the event of his termination resulting from various scenarios, assuming a termination date of December 31, 2017 and a stock price of $0.36, our closing stock price on December 29, 2017.

Michael M. Goldberg, M.D.

	For Cause	Resignation	Death	Disability	Without Cause	End of Term	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$1,166,667	$1,166,667	$1,216,667
Disability supplement (b)	—	—	—	197,600	—	—	—
Paid time off (c)	7,692	7,692	7,692	7,692	7,692	7,692	7,692
2017 401(k) match (d)	5,400	5,400	5,400	5,400	5,400	5,400	5,400
Continuation of benefits (e)	—	—	25,723	25,723	30,010	—	—
Total	$13,092	$13,092	$38,816	$236,416	$1,209,769	$1,179,759	$1,229,759

(a)	Severance amounts are pursuant to Dr. Goldberg’s employment agreement.

(b)

During the first 6 months of disability, the Company will supplement disability insurance payments to Dr. Goldberg to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.

(c)	Amount represents the value of 40 hours of accrued but unused vacation time as of December 31, 2017.

(d)	Amount represents the value of 12,857 shares of Company stock which was accrued during 2017 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2017.

(e)	Amount represents 12 months or 14 months, as applicable, of medical, dental and vision insurance premiums at rates in effect at December 31, 2017.

(f)

This table does not include 5,000,000 options which are subject to stockholder approval of the amendment to the 2014 Plan. If the plan is not approved, the Company will be obligated to pay the implied market value in cash.

Frederick O. Cope, Ph.D.

	For Cause	Resignation	Death	Disability	Without Cause	End of Tern	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$245,000	$245,000	$367,500
Disability supplement (b)	—	—	—	137,165	—	—	—
Paid time off (c)	5,368	5,368	5,368	5,368	5,368	5,368	5,368
2017 401(k) match (d)	5,400	5,400	5,400	5,400	5,400	5,400	5,400
Continuation of benefits (e)	—	—	17,607	17,607	17,607	—	17,607
Stock option vesting acceleration (f)	—	—	—	—	—	—	—
Total	$10,768	$10,768	$28,375	$165,540	$273,375	$255,768	$395,875

(a)	Severance amounts are pursuant to Dr. Cope’s employment agreement.

(b)

During the first 6 months of disability, the Company will supplement disability insurance payments to Dr. Cope to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.

(c)	Amount represents the value of 40 hours of accrued but unused vacation time as of December 31, 2017.

(d)	Amount represents the value of 9,598 shares of Company stock which was accrued during 2017 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2017.

(e)	Amount represents 12 months of medical, dental and vision insurance premiums at rates in effect at December 31, 2017.

(f)

Pursuant to Dr. Cope’s stock option agreements, all unvested stock options outstanding will vest upon termination at the end of the term of his employment agreement, termination without cause, or a change in control. Amount represents the value of the stock at $0.36, the closing price of the Company’s stock on December 29, 2017, less the exercise price of the options. Amount does not include stock options with an exercise price higher than $0.36, the closing price of the Company’s stock on December 29, 2017.

Jed A. Latkin

	For Cause	Resignation	Death	Disability	Without Cause	End of Term	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$379,167	$—	$988,542
Disability supplement (b)	—	—	—	160,100	—	—	—
Paid time off (c)	6,250	6,250	6,250	6,250	6,250	6,250	6,250
2017 401(k) match (d)	5,400	5,400	5,400	5,400	5,400	5,400	5,400
Continuation of benefits (e)	—	—	500	500	500	—	—
Stock option vesting acceleration (f)	—	—	—	—	—	—	—
Total	$11,650	$11,650	$12,150	$172,250	$391,316	$11,650	$1,000,192

(a)	Severance amounts are pursuant to Mr. Latkin’s employment agreement.

(b)

During the first 6 months of disability, the Company will supplement disability insurance payments to Mr. Latkin to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.

(c)	Amount represents the value of 40 hours of accrued but unused vacation time as of December 31, 2017.

(d)	Amount represents the value of 9,068 shares of Company stock which was accrued during 2017 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2017.

(e)	Amount represents 12 months of dental insurance premiums at rates in effect at December 31, 2017.

(f)

Pursuant to Mr. Latkin’s stock option agreements, all unvested stock options outstanding will vest upon termination without cause or a change in control. Amount represents the value of the stock at $0.36, the closing price of the Company’s stock on December 29 2017, less the exercise price of the options. Amount does not include stock options with an exercise price higher than $0.36, the closing price of the Company’s stock on December 29, 2017.

Tax Consequences

In structuring our executive compensation program, the CNG Committee takes into account the tax treatment of our compensation arrangements. For example, the CNG Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) generally provides that the Company may not deduct compensation paid to a “covered employee” (generally our named executive officers serving on the last day of the year other than the chief financial officer) to the extent it exceeds $1 million. Qualified performance-based compensation paid pursuant to stockholder approved plans is not subject to the $1 million deduction limit, provided that certain requirements are satisfied.

In making compensation decisions in 2017 and prior years, the CNG Committee often sought to structure certain incentive awards with the intention that they would be exempt from the $1 million deduction limit as “qualified performance-based compensation.” However, the committee never adopted a policy that would have required all compensation to be deductible, because the committee wanted to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation would not be deductible under Section 162(m).

The Tax Cuts and Jobs Act, which was enacted on December 22, 2017, includes a number of significant changes to Section 162(m), such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees).

As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2018 or future years, to the extent that it exceeds $1 million.

Grants of Plan-Based Awards

The following table sets forth certain information about plan-based awards that we made to the Named Executive Officers during fiscal 2017. For information about the plans under which these awards were granted, see the discussion under “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation” in the “Compensation Discussion and Analysis” section above.

Grants of Plan-Based Awards Table for Fiscal 2017

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (a)		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards:	All Other Option Awards: Number of	Exercise	Grant Date Fair Value
Named Executive Officer	Grant Date	Threshold	Maximum	Threshold	Maximum	Number of Shares of Stock	Securities Underlying Options	Price of Option Awards	of Stock and Option Awards
Michael M. Goldberg, M.D. (d)	N/A	$—	$300,000	—	—	—	—	$—	$—	(a)

Frederick O. Cope, Ph.D.	N/A	$—	$97,696	—	—	—	—	$—	$—	(a)

Thomas J. Klima	N/A	$—	$—	—	—	—	—	—	$—	(b)

Jed A. Latkin	N/A	$—	$243,750	—	—	—	—	$—	$—	(a)
	5/4/2017	$—	$—				333,334	$0.65	$43,533	(c)
	5/4/2017	$—	$—	—	—	—	333,333	$0.75	$45,567	(d)
	5/4/2017	$—	$—				333,333	$1.00	$36,733	(e)

William J. Regan	N/A	$—	$—	—	—	—	—	$—	$—	(b)

(a)

The threshold amount reflects the possibility that no cash bonus awards will be payable. The maximum amount reflects the cash bonus awards payable if the Board of Directors, in its discretion, awards the maximum cash bonus.

(b)

Mr. Klima and Mr. Regan separated from the Company during 2017, and as such will not receive a cash bonus related to fiscal 2017. Mr. Regan continues to serve as the Company’s Chief Compliance Officer through a consulting agreement.

(c)

These stock options vest when both of the following conditions have been met: Employment through May 4, 2017 and a closing market price of the Company’s common stock of at least $0.85. These options expire on the tenth anniversary of the date of grant.

(d)

These stock options vest when both of the following conditions have been met: Employment through December 31, 2017 and a closing market price of the Company’s common stock of at least $1.00. These options expire on the tenth anniversary of the date of grant.

(e)

These stock options vest when both of the following conditions have been met: Employment through December 31, 2018 and a closing market price of the Company’s common stock of at least $1.25. These options expire on the tenth anniversary of the date of grant.

Outstanding Equity Awards

The following table presents certain information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2017.

Outstanding Equity Awards Table at Fiscal 2017 Year-End

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)							Equity Incentive Plan Awards
Named Executive Officer	Exer- cisable	Unexer- cisable	Option Exercise Price	Option Expiration Date	Note	Number of Shares of Stock that Have Not Vested	Market Value of Shares of Stock that Have Not Vested	Number of Unearned Shares	Market Value of Unearned Shares	Note
Michael M. Goldberg, M.D.	—	5,000,000	$1.00	9/22/2026	(m)

Frederick O. Cope, Ph.D.	50,000	—	$0.65	2/16/2019	(a)
	75,000	—	$1.10	10/30/2019	(b)
	120,000	—	$1.90	12/21/2020	(c)
	127,000	—	$3.28	2/17/2022	(e)
	145,000	—	$3.08	2/15/2023	(f)
	99,750	33,250	$1.77	1/28/2024	(g)
	108,000	54,000	$1.65	3/26/2025	(i)
	58,510	—	$0.98	2/25/2026	(j)

Thomas J. Klima (q)

Jed A. Latkin	45,000	—	$1.50	4/20/2026	(k)
	20,000	—	$1.00	10/14/2026	(l)

	—	333,334	$0.65	5/4/2027	(n)
	—	333,333	$0.75	5/4/2027	(o)
	—	333,333	$1.00	5/4/2027	(p)

William J. Regan (r)	20,000	—	$3.29	7/1/2021	(d)
	84,000	—	$3.28	2/17/2022	(e)
	100,000	—	$3.08	2/15/2023	(f)			`
	63,750	21,250	$1.77	1/28/2024	(g)
	18,750	6,250	$1.50	12/17/2024	(h)
	110,000	55,000	$1.65	3/26/2025	(i)
	52,405	—	$0.98	2/25/2026	(j)

(a)	Options were granted 2/16/2009 and vested as to one-third on each of the first three anniversaries of the date of grant.

(b)	Options were granted 10/30/2009 and vested as to one-third on each of the first three anniversaries of the date of grant.

(c)	Options were granted 12/21/2010 and vested as to one-fourth on each of the first four anniversaries of the date of grant.

(d)	Options were granted 7/1/2011 and vested as to one-fourth at the end of each of the first four quarters following the date of grant.

(e)	Options were granted 2/17/2012 and vested as to one-fourth on each of the first four anniversaries of the date of grant.

(f)	Options were granted 2/15/2013 and vested as to one-fourth on each of the first four anniversaries of the date of grant.

(g)	Options were granted 1/28/2014 and vest as to one-fourth on each of the first four anniversaries of the date of grant.

(h)	Options were granted 12/17/2014 and vest as to one-fourth on the date of grant, and one-fourth on January 28th of 2016, 2017 and 2018.

(i)	Options were granted 3/26/2015 and vest as to one-third on each of the first three anniversaries of the date of grant.

(j)

Options were granted 2/25/2016 and vested immediately. Options were granted in lieu of cash payment for a portion of the 2015 bonus payable to certain executive officers, calculated based on the Black-Scholes value of the options on the date of grant.

(k)	Options were granted 4/20/2016 and vested as to one-sixth on the 20th day of each of the first six months following the date of grant.

(l)	Options were granted 10/14/2016 and vested as to one-half on the 20th day of each of the first two months following the date of grant.

(m)

Options were granted 9/22/2016 and vest 100% when the average closing price of the Company’s common stock over a period of five consecutive trading days equals or exceeds $2.50 per share, subject to stockholder approval of the amendment to the 2014 Plan.

(n)

Options were granted 5/4/2017 and vest 100% when both of the following conditions have been met: Employment through May 4, 2017 and a closing market price of the Company’s common stock of at least $0.85.

(o)

Options were granted 5/4/2017 and vest 100% when both of the following conditions have been met: Employment through December 31, 2017 and a closing market price of the Company’s common stock of at least $1.00.

(p)

Options were granted 5/4/2017 and vest 100% when both of the following conditions have been met: Employment through December 31, 2018 and a closing market price of the Company’s common stock of at least $1.25.

(q)	Mr. Klima separated from the Company effective March 8, 2017. All of Mr. Klima’s unexercised stock options expired on June 6, 2017.

(r)

Mr. Regan separated from the Company effective June 30, 2017. All of Mr. Regan’s stock options, if not exercised, will expire on the earlier of ten years following the date of grant or June 30, 2022. Mr. Regan continues to serve as the Company’s Chief Compliance Officer through a consulting agreement.

Options Exercised and Stock Vested

The following table presents, with respect to the Named Executive Officers, certain information about option exercises and restricted stock vested during fiscal 2017.

Options Exercised and Stock Vested Table for Fiscal 2017

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise (a)	Number of Shares Acquired on Vesting	Value Realized on Vesting (a)	Note
Michael M. Goldberg, M.D.	—	$—	28,000	$12,572	(b)
Frederick O. Cope, Ph.D.	—	$—	50,000	$25,450	(c)
Thomas J. Klima	—	$—	—	$—
Jed A. Latkin	—	$—	—	$—
William J. Regan	—	$—	—	$—

(a)	Computed using the fair market value of the stock on the date prior to or the date of exercise or vesting, as appropriate, less the purchase price of the stock, in accordance with our normal practice.

(b)

On April 20, 2017, 28,000 shares of Dr. Goldberg’s restricted stock vested in accordance with the terms of his restricted stock agreement. The market price on the vesting date was $0.45 per share. This restricted stock was granted in connection with Dr. Goldberg’s service on the Company’s Board of Directors.

(c)

On April 25, 2017, the CNG Committee vested 50,000 shares of Dr. Cope’s restricted stock upon determining that the vesting event was unattainable due to changes in the Company’s development programs. The market price on the vesting date was $0.51 per share.

Compensation of Non-Employee Directors

Each non-employee director received an annual cash retainer of $50,000 during the fiscal year ended December 31, 2017. The Company’s Board Chair received an additional annual retainer of $30,000, the Audit Committee Chair received an additional annual retainer of $10,000, and the CNG Committee Chair received an additional annual retainer of $7,500 for their services in those capacities during 2017. We also reimbursed non-employee directors for travel expenses for meetings attended during 2017.

Each non-employee director also received 50,000 shares of restricted stock and 50,000 options to purchase stock at $0.75 per share during 2017 as a part of the Company’s annual stock incentive grants, in accordance with the provisions of the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan. The restricted stock and stock options granted will vest on the first anniversary of the date of grant. In April 2017, the CNG Committee vested 17,000 shares of restricted stock held by Dr. Rowinsky after determining that the vesting events would never occur due to changes in the Company’s development programs.

The aggregate number of equity awards outstanding at February 28, 2018 for each Director is set forth in the footnotes to the beneficial ownership table provided in Part III, Item 12 of this Form 10-K. Directors who are also officers or employees of Navidea do not receive any compensation for their services as directors.

The following table sets forth certain information concerning the compensation of non-employee Directors for the fiscal year ended December 31, 2017.

Name	(a) Fees Earned or Paid in Cash or Stock	(b),(c) Option Awards	(d),(e) Stock Awards	All Other Compensation	Total Compensation
Anthony S. Fiorino, M.D., Ph.D. (f)	$39,375	$12,793	$25,450	$—	$77,618
Mark I. Greene, M.D., Ph.D., FRCP	53,064	12,793	25,450	—	91,307
Y. Michael Rice	62,500	12,793	25,450	—	100,743
Eric K. Rowinsky, M.D.(g)	90,000	12,793	25,450	—	128,243

(a)

Amount represents fees earned during the fiscal year ended December 31, 2017 (i.e., the year to which the service relates). Quarterly retainers and meeting attendance fees are paid during the quarter following the quarter in which they are earned.

(b)

Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of these awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for our 2017 fiscal year.

(c)

During the year ended December 31, 2017, the non-employee directors were issued an aggregate of 200,000 options to purchase common stock which vest as to 100% of the shares on the first anniversary of the date of grant. At December 31, 2017, the non-employee directors held an aggregate of 223,764 options to purchase common stock. Dr. Rowinsky held 123,764 options, and Dr. Greene and Mr. Rice each held 50,000 options to purchase shares of common stock.

(d)

Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of these awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for our 2017 fiscal year.

(e)

During the year ended December 31, 2017, the non-employee directors were issued an aggregate of 200,000 shares of restricted stock which vest as to 100% of the shares on the first anniversary of the date of grant. At December 31, 2017, the non-employee directors held an aggregate of 150,000 shares of unvested restricted stock. Drs. Greene and Rowinsky, and Mr. Rice, each held 50,000 shares of unvested restricted stock.

(f)	Dr. Fiorino resigned from the Board of Directors, effective October 9, 2017. His unvested stock options and restricted stock were forfeited upon his resignation.

(g)

Dr. Rowinsky retired from the Board of Directors, effective March 31, 2018. All of his unvested stock options and restricted shares vested upon his retirement. All of his options are exercisable until June 30, 2019 (or, if earlier, the expiration of the original 10-year term). The Company also agreed to pay Dr. Rowinsky Board and committee fees through June 30, 2018 in an aggregate amount of $45,000 (for the first quarter and second quarter of 2018).

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2017, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	(1) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(2) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(3) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (1))
Equity compensation plans approved by security holders (a)	2,687,679	$1.75	3,123,153

Equity compensation plans not approved by security holders (b)	1,000,000	0.83	—

Total	3,687,679	$1.50	3,123,153

(a)

Our stockholders ratified the 2014 Stock Incentive Plan (the “2014 Plan”) at the 2014 Annual Meeting of Stockholders held on July 17, 2014. The total number of shares available for awards under the 2014 Plan shall not exceed 5,000,000 shares, plus any shares subject to outstanding awards granted under prior plans and that expire or terminate for any reason. Although instruments are still outstanding under the Fourth Amended and Restated 2002 Stock Incentive Plan (the “2002 Plan”), the plan has expired and no new grants may be made from it. The total number of securities to be issued upon exercise of outstanding options includes 1,327,065 issued under the 2014 Plan and 1,360,614 issued under the 2002 Plan.

(b)

In connection with Dr. Goldberg’s appointment as Chief Executive Officer of the Company on September 22, 2016, the Board of Directors awarded options to purchase 5,000,000 shares of our common stock to Dr. Goldberg, subject to stockholder approval of the amendment to the 2014 Plan. If approved, these stock options will vest 100% when the average closing price of the Company’s common stock over a period of five consecutive trading days equals or exceeds $2.50 per share, and expire on the tenth anniversary of the date of grant.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our Chief Operating Officer and Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to their year-end audit plan, the results of its quarterly reviews conducted in accordance with Public Company Accounting Oversight Board (“PCAOB”) Interim Standard AU 722, the auditor’s report of audit, and the accompanying management letter, if any; and consults with our Chief Operating Officer and Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to the adequacy of our internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for purposes of auditing our financial statements for the fiscal year ended December 31, 2017. The Audit Committee has reviewed and discussed with management and Marcum our audited financial statements; discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committee); received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Marcum its independence from our Company.

Based on the reviews and discussions with management and Marcum, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and filed with the SEC.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that each of Drs. Greene and Bruck, and Mr. Rice, is independent under Section 803A of the NYSE American Company Guide and is financially literate.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2017, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee
of the Board of Directors:

Y. Michael Rice, Chair
Claudine Bruck, Ph.D.
Mark I. Greene, M.D., Ph.D., FRCP

PROPOSAL NO. 3 — APPROVAL OF AMENDMENT OF THE STOCK INCENTIVE PLAN

The 2014 Plan currently provides that an aggregate of 5,000,000 shares of Common Stock are available for awards under the 2014 Plan. Stockholders are being asked to approve an amendment to the 2014 Plan to increase the number of shares of our common stock reserved for issuance under the plan by 10,000,000 shares. This proposed amendment of the 2014 Plan will be effective as of August 16, 2018, if approved by our stockholders at the Annual Meeting. The 2014 Plan as proposed to be amended is attached as Appendix B to this proxy statement.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the 2014 Plan as described in this Proposal 4. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board unanimously recommends that stockholders vote “FOR” the adoption of the amendment to the 2014 Plan to increase the number of authorized shares. In making such recommendation, the Board considered a number of factors, including the following:

●

Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The amendment to the 2014 Plan will allow us to continue to attract, motivate and retain the Company’s officers, key employees, non-employee directors and consultants.

●

We believe the current amount of shares remaining available for grant under the 2014 Plan may not be sufficient in light of our compensation structure and strategy, and that the additional 10,000,000 shares being sought will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2014 Plan.

●

After giving effect to the stock option granted to Dr. Goldberg for 5,000,000 shares of our Common Stock, subject to stockholder approval of the amendment to the 2014 Plan, the additional shares will provide the CNG Committee flexibility to grant awards for approximately 3 years at a rate consistent with the Company’s average usage rate of approximately 1.7 million shares per year over the past three fiscal years. Total potential dilution (as a percentage of basic shares of the Company’s common stock outstanding as of June 22, 2018) associated with the 10,000,000 additional shares of the Company’s common stock authorized for grant under the 2014 Plan is approximately 6%.

Stockholders are asked to approve the amendment to the 2014 Plan to satisfy NYSE requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2014 Plan for treatment as incentive stock options under Code Section 422.

Administration

The 2014 Plan will be administered by the CNG Committee, or such other committee as the Board shall appoint from time to time, which shall consist of two or more directors, all of whom are intended to satisfy the requirements for an “outside director” under Code Section 162(m), as applicable, a “non-employee director” within the meaning of SEC Rule 16b-3, and an “independent director” under the rules of the NYSE American. The CNG Committee has the discretion to interpret the 2014 Plan and any award or other agreement employed by the Company in the administration of the 2014 Plan. Subject to the provisions of the 2014 Plan, the CNG Committee has the power to:

●	determine when and to whom awards will be granted;

●	make awards under the 2014 Plan;

●	determine the fair market value of shares or other property, where applicable;

●	determine the terms, conditions, and restrictions applicable to each award and any shares acquired pursuant to such awards;

●	determine how an award will be settled;

●	approve one or more forms of award agreements;

●	amend, modify, extend, cancel, or renew any award or waive any restrictions or conditions applicable to any award or any shares acquired upon the exercise of an award;

●	accelerate, continue, extend, or defer the exercisability of any award or the vesting of any shares acquired upon the exercise of an award;

●	prescribe, amend, or rescind any rules and regulations relating to the administration of the 2014 Plan; and

●	make all other determinations necessary or advisable for the administration of the 2014 Plan.

Notwithstanding the foregoing, the Board of Directors shall perform the functions of the CNG Committee for purposes of granting awards to non-employee directors.

Eligibility

The 2014 Plan gives the CNG Committee full discretion to designate any non-employee director of the Company, employee of the Company or an affiliate, or consultant of the Company or a subsidiary as a participant in the 2014 Plan. The Company currently has three non-employee directors, and the Company and its affiliates currently have approximately 18 employees eligible to participate in the 2014 Plan.

Number of Shares and Limitations

If our stockholders approve the amendment to the 2014 Plan, the total number of shares of common stock of the Company available for distribution under the 2014 Plan is will be 15,000,000, all of which may be granted with respect to incentive stock options (subject to adjustment for future stock splits, stock dividends, and similar changes in the capitalization of the Company).

The following shares related to awards are available for issuance again under the 2014 Plan:

●	shares related to awards paid in cash;

●	shares related to awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the shares;

●	shares equal in number to the shares withheld, surrendered or tendered in payment of the exercise price of an award; and

●	shares tendered or withheld in order to satisfy tax withholding obligations.

The maximum number of shares for which awards may be granted under the 2014 Plan during the term of the 2014 Plan to any one individual may not exceed 5,000,000 shares. The maximum aggregate cash-based award shall be $5,000,000 per year.

Performance Targets

Awards under the 2014 Plan may be conditioned upon the attainment of performance targets. Awards may be based on any number and type of performance targets that the CNG Committee determines are desirable. The performance measured may be that of the Company, its affiliates, or business units within the Company or affiliates. In setting performance targets, the CNG Committee may assign payout percentages to various levels of performance that will be applied to reduce or increase the payout connected to the award when performance over a performance period either falls short of or exceeds the performance target.

Types of Awards

The types of awards that may be granted under the 2014 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards.

Subject to certain restrictions applicable to incentive stock options, awards granted under the 2014 Plan will be exercisable by the participants at such times as are determined by the CNG Committee, but in no event may the term of an award be longer than ten years after the date of grant. In addition to the general characteristics of all of the awards described above, the basic characteristics of awards that may be granted under the 2014 Plan are as follows:

Incentive and Nonqualified Stock Options (“ISOs” and “NSOs”). Both incentive and nonqualified stock options may be granted to participants at such exercise prices as the CNG Committee may determine, but the exercise price for any option may not be less than 100% of the fair market value (as defined in the 2014 Plan) of a share of common stock of the Company as of the date the option is granted. Stock options may be granted and exercised at such times as the CNG Committee may determine, except that (a) ISOs may be granted only to employees, (b) no ISOs may be granted more than ten years after the effective date of the 2014 Plan, (c) an option shall not be exercisable more than ten years after the date of grant, and (d) the aggregate grant date fair market value of the shares of common stock of the Company with respect to which ISOs granted under the 2014 Plan and any other plan of the Company first become exercisable in any calendar year for any employee may not exceed $100,000. Additional restrictions apply to an ISO granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company. As of the record date, the closing price of a share of Common Stock was $[        ].

The purchase price payable upon exercise of options generally may be paid in any of the following methods:

●	in cash;

●

by authorizing a third party with which the optionee has a brokerage or similar account to sell the shares (or a sufficient portion of such shares) acquired upon the exercise of the option and remit to the Company a portion of the sale proceeds sufficient to pay the entire option exercise price;

●	by delivering shares that have an aggregate fair market value on the date of exercise equal to the option exercise price;

●

by authorizing the Company to withhold from the total number of shares as to which the option is being exercised the number of shares having a fair market value on the date of exercise equal to the aggregate option exercise price for the total number of shares as to which the option is being exercised;

●	by such other means by which the CNG Committee determines to be consistent with the purpose of the 2014 Plan and applicable law; or

●	any combination of items listed above.

Stock Appreciation Rights (“SARs”). The value of a SAR granted to a participant is determined by the appreciation in the number of shares of common stock of the Company subject to the SAR during its term, subject to any limitations upon the amount or percentage of total appreciation that the CNG Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the SAR is exercised, exceeds a price specified by the CNG Committee at the time the right is granted. The price specified by the CNG Committee must be at least 100% of the fair market value of the specified number of shares of common stock of the Company to which the right relates, determined as of the date the SAR is granted. A SAR may be granted in connection with a previously or contemporaneously granted option, or independent of any option. A SAR may be paid in cash, shares of common stock of the Company or a combination of cash and shares as determined by the CNG Committee. No SAR may be exercised more than ten years after its date of grant.

Restricted Stock and Restricted Stock Units (“RSUs”). The CNG Committee may grant participants awards of restricted stock and RSUs. Restricted stock involves the granting of shares to participants subject to restrictions on transferability and any other restrictions the Committee may impose. The restrictions lapse if either the holder continues to perform services to the Company or its affiliates for a specified period of time established by the CNG Committee under the applicable award agreement or satisfies other restrictions, including performance-based restrictions, during the period of time established by the CNG Committee. RSUs are similar to restricted stock except that no shares actually are awarded to the participant on the date of grant, and the holder typically does not enjoy any stockholder rights with respect to the units. Restricted stock awards are settled in shares. RSU awards may be settled in cash, shares, or a combination of cash and shares, as determined by the CNG Committee and provided in the applicable award agreement.

Performance Shares. The CNG Committee may grant participants awards of performance shares. The period of time over which performance targets are measured will be of such duration as the CNG Committee shall determine in an award agreement. Upon satisfaction of the applicable performance targets during the performance period, the participant will be entitled to receive shares of common stock of the Company.

Performance Units. The CNG Committee may grant participants awards of performance units. The period of time over which the performance goals are measured will be no less than two years, unless otherwise determined by the CNG Committee in an award agreement. Upon satisfaction of the applicable performance targets during the performance period, the participant will be entitled to receive either shares, cash, or a combination of shares and cash as determined by the CNG Committee in an award agreement.

Cash-Based Awards. Cash-based awards entitle the participants to payments of amounts of cash determined by the CNG Committee based upon the achievement of specified performance targets during a specified performance period, which typically will be one year unless otherwise determined by the CNG Committee. Each cash-based award will have its value determined by the CNG Committee.

Other Stock-Based Awards. The CNG Committee may also grant other awards that are valued in whole or in part by reference to, or are otherwise based on and/or payable in, shares of common stock of the Company. Other stock-based awards are a catch-all category to provide for awards of stock-based compensation that do not fit within the scope of the other specifically described types of awards. Payments with respect to other stock-based awards may be made in cash, shares, or a combination of cash and shares as determined by the CNG Committee. The CNG Committee has the discretion to determine the terms and conditions of these other stock-based awards.

Transferability

In general, awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Except as otherwise provided in the 2014 Plan, all rights with respect to an award granted to a participant shall be available during his or her lifetime only to such participant. Notwithstanding the foregoing, a participant, at any time prior to his death, may assign all or any portion of an NSO or SAR to:

●	the participant’s spouse or lineal descendant;

●	the trustee of a trust for the primary benefit of the participant’s spouse or lineal descendant; or

●	a tax-exempt organization as described in Internal Revenue Code Section 501(c)(3).

Notwithstanding the foregoing, non-employee directors may assign all or any portion of any award granted to them to assignees described above. In the event of an assignment, the spouse, lineal descendant, trustee or tax-exempt organization shall be entitled to all of the rights of the participant with respect to the assigned portion of such award, and such portion of the award shall continue to be subject to all of the terms, conditions and restrictions applicable to the award as set forth in the 2014 Plan and in the related award agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Further notwithstanding the foregoing, no incentive stock option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent or distribution.

Duration, Adjustments, Modifications, Terminations

The 2014 Plan will remain in effect until July 16, 2024, or until the 2014 Plan is terminated as described below.

In the event of a recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to stockholders, stock distributions or combinations of shares, payment of stock dividends, other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the CNG Committee determines an adjustment is appropriate, the CNG Committee shall equitably adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and provisions regarding payment with respect to outstanding awards. The CNG Committee has the discretion to make similar adjustments in connection with other changes in the Company’s capitalization, including due to a merger, reorganization, or consolidation.

The 2014 Plan also gives the Board and the CNG Committee the right to terminate, suspend or amend the 2014 Plan without the authorization of stockholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, insofar as stockholder approval thereof is required in order for the 2014 Plan to continue to satisfy the requirements of SEC Rule 16b-3, or the rules of any applicable stock exchange. No termination, suspension or amendment of the 2014 Plan shall adversely affect any right acquired by any participant under an award granted before the date of such termination, suspension or amendment, unless such participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

Upon a change in control, all outstanding awards shall become fully exercisable and all restrictions thereon shall terminate; provided, however, that notwithstanding the above, with respect to performance shares, performance units, cash-based awards, and other stock-based awards, the Committee shall determine and provide through an award agreement or other means the extent of vesting and the treatment of partially completed performance periods for any such performance shares, performance units, cash-based awards, and other stock-based awards outstanding upon a change in control. Further, the CNG Committee, as constituted before such change in control, is authorized, and has sole discretion, as to any award, either at the time such award is granted or any time thereafter, to take any one or more of the following actions:

●

provide for the cancellation of any such award for an amount of cash equal to the difference between the exercise price and the then fair market value of the shares covered thereby had such award been currently exercisable;

●	make such adjustment to any such award then outstanding as the CNG Committee deems appropriate to reflect such change in control; or

●	cause any such award then outstanding to be assumed, by the acquiring or surviving corporation, after such change in control.

Federal Tax Considerations

The Company has been advised by its counsel that awards made under the 2014 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

Nonqualified Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time a NSO is granted under the 2014 Plan. At the time of exercise of NSOs, the participant will realize ordinary income, and the Company will be entitled to a deduction equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss.

Incentive Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time an ISO is granted under the 2014 Plan. If a participant disposes of shares acquired from the exercise of an ISO no earlier than (a) two years after the grant of the option and (b) one year after the exercise of the option (both (a) and (b) collectively referred to as the “Holding Periods”), then no taxable income will result upon the exercise of such ISO, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the Holding Periods, any gain or loss realized by a participant will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the Holding Periods.

Except in the event of death, if the participant disposes of the shares before the end of the Holding Periods (a “Disqualifying Disposition”), such participant will recognize a gain (taxable at ordinary income tax rates) which equals the lesser of (a) the difference between the fair market value on the exercise date and the option exercise price, or (b) the difference between the sale price of the shares and the option exercise price on the date of sale. The balance, if any, will be taxed as short-term or long-term capital gain, depending upon how long the participant held the shares. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. If the participant pays the option exercise price with shares that were originally acquired pursuant to the exercise of an ISO and the Holding Periods for such shares have not been met, the participant will be treated as having made a Disqualifying Disposition of such shares, and the tax consequence of such Disqualifying Disposition will be as described above.

For alternative minimum tax purposes, an ISO will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed previously.

Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or the Company upon the grant of an SAR. The participant, however, generally must recognize ordinary taxable income upon the exercise or surrender of an SAR in an amount equal to the fair market value (on the date of exercise) of the shares exercised, less the exercise price. Gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be a capital gain or loss.

Restricted Stock. Unless the participant files an election to be taxed under Code Section 83(b), the participant will not realize income upon the grant of restricted stock. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions lapse. The amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions lapse. If the participant files an election to be taxed under Code Section 83(b), the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the lapse of the restrictions.

When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the participant realizes ordinary income will be treated as a capital gain or loss.

Restricted Stock Units. A recipient of RSUs will not recognize taxable income upon the award of RSUs, and the Company will not be entitled to a deduction at such time. Upon payment or settlement of a RSU award, the participant will recognize ordinary income equal to the value of the shares or cash received and the Company will be entitled to a corresponding deduction. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Performance Shares, Performance Units, and Cash-Based Awards. Generally, the participant will not realize taxable income on the date of grant of a performance share, performance unit, or cash-based award. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares, or a combination of cash and shares are delivered to the participant in payment of the award. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares received, if any, on the date of issuance. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Code Section 162(m). Code Section 162(m) disallows the deduction of certain compensation in excess of $1 million per year payable to any of the “covered employees” of a public company. The CNG Committee has granted awards under the 2014 Plan that were intended to be exempt from the $1 million deduction limit of Code Section 162(m). However, as a result of changes to Code Section 162(m) pursuant to the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1 million, except as otherwise permitted by applicable transition rules.

Code Section 409A. Code Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. The 2014 Plan has been designed so that awards should be exempt from coverage under Code Section 409A. Certain terms have been defined in a manner so that if awards are subject to Code Section 409A, they should comply with Code Section 409A.

Forfeiture and Over/Under Payments

The CNG Committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of service for cause or any act by a participant, whether before or after termination of service, that would constitute cause for termination of service.

If any participant or beneficiary receives an underpayment of shares or cash payable under the terms of any award, payment of any such shortfall shall be made as soon as administratively practicable. If any participant or beneficiary receives an overpayment of shares or cash payable under the terms of any award for any reason, the CNG Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under the 2014 Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the participant knowingly or through gross negligence engaged in the misconduct, or knowingly or through gross negligence failed to prevent the misconduct, or if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC of the financial document embodying such financial reporting requirement.

Withholding

The 2014 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. The 2014 Plan also permits the Company to require a participant to remit to the Company an amount sufficient to satisfy any required withholding taxes. In lieu of cash, the CNG Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

Registration with the Securities and Exchange Commission

After approval of the amendment to the 2014 Plan by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to the additional shares reserved for issuance under the 2014 Plan.

New Plan Benefits

Except for the decision to grant Dr. Goldberg options to purchase 5,000,000 shares (subject to stockholder approval at the Annual Meeting), the Committee has not yet made any determination with respect to awards that may be granted in the future pursuant to the 2014 Plan.

Equity Compensation Plan Information

Additional information concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements as of December 31, 2017 is set forth in the table titled “Equity Compensation Plan Information” on page 40 of this proxy statement.

The Board of Directors recommends that our stockholders vote “FOR” the proposal to approve the Company’s 2014 Plan Amendment.

PROPOSAL NO. 4 – RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum was engaged as the Company’s principal accountant on May 9, 2016, and audited the Company’s financial statements for the year ended December 31, 2017. The Audit Committee has selected Marcum as the Company’s independent registered public accounting firm for purposes of auditing our financial statements for the current year ending December 31, 2018. Although not required, the Board of Directors is submitting its selection to the stockholders of the Company for ratification. The Board of Directors will reconsider the appointment of Marcum if its selection is not ratified by the stockholders. A representative of Marcum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.

The Board of Directors recommends that our stockholders vote “FOR” ratification of the appointment of Marcum.

Change in independent registered public accountants

As reported in the Company’s Current Report on Form 8-K filed on May 9, 2016, by letter dated May 3, 2016, the Company was informed by its former independent registered public accounting firm, BDO USA, LLP (“BDO”), that BDO was resigning as the Company’s independent registered public accounting firm. BDO did not provide any reason for its resignation. The Company’s Board of Directors did not recommend or approve the resignation.

The audit reports of BDO on the Company’s financial statements as of and for the years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended December 31, 2015 contained a paragraph stating that the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2015 based on the Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria).

During the fiscal years ended December 31, 2014 and December 31, 2015, there were (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its audit reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weakness identified in BDO’s report for the year ended December 31, 2015.

BDO furnished the Company with a letter addressed to the SEC indicating that it agrees with the foregoing statements insofar as they relate to BDO. A copy of this letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on May 9, 2016.

Fees of the independent registered public accounting firm

Audit Fees. The aggregate fees billed and expected to be billed for professional services rendered by Marcum LLP, primarily related to the audit of the Company’s annual consolidated financial statements for the 2016 and 2017 fiscal years, the audit of the Company’s internal control over financial reporting as of December 31, 2016 and 2017, and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2016 and 2017 fiscal years were $673,787 (including direct engagement expenses).

Audit-Related Fees. No fees were billed by Marcum for audit-related services for the 2016 or 2017 fiscal years.

Tax Fees. No fees were billed by Marcum for tax-related services for the 2016 or 2017 fiscal years.

All Other Fees. No fees were billed by Marcum for services other than the audit, audit-related and tax services for the 2016 or 2017 fiscal years.

Pre-Approval Policy. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit. The Audit Committee, through the function of the Chair, has given general pre-approval for 100% of specified audit, audit-related, tax and other services.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics is posted on our website at www.navidea.com. The code of business conduct and ethics may also be obtained free of charge by writing to Navidea Biopharmaceuticals, Inc., Attn: Chief Financial Officer, 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We adhere to our Code of Business Conduct and Ethics, which states that no director, officer or employee of Navidea should have any personal interest that is incompatible with the loyalty and responsibility owed to our Company. We adopted a written policy regarding related party transactions in December 2015. When considering whether to enter into or ratify a related party transaction, the Audit Committee considers a variety of factors including, but not limited to, the nature and type of the proposed transaction, the potential value of the proposed transaction, the impact on the actual or perceived independence of the related party and the potential value to the Company of entering into such a transaction. All proposed transactions with a potential value of greater than $120,000 must be approved or ratified by the Audit Committee.

SEC disclosure rules regarding transactions with related persons require the Company to provide information about transactions with directors and executive officers as a related persons, even though they may not have been related persons at the time the Company entered into the transactions described below.

Dr. Michael Goldberg, our President and Chief Executive Officer, previously managed a portfolio of funds for Platinum Partners (“Platinum”) from May 2007 until December 2013. In 2011, he made an initial investment of $1.5 million in Platinum Partners Value Arbitrage Fund L.P. (“PPVA”) as a passive investor. Dr. Goldberg believes his current investment balance is approximately $1.4 million after giving effect to prior redemptions and reinvestments. Dr. Goldberg was not a member of the management of any of the Platinum entities; rather he solely had control over the trading activities of a portfolio of health care investments from funds allocated to him from the Platinum funds. Dr. Goldberg was responsible for all investments made by Platinum in the Company and for the trading in the Company’s securities up until he joined the Company’s Board of Directors in November 2013, at which time he relinquished all control over the trading of the Company’s securities held by all of the Platinum entities. On December 13, 2013, Dr. Goldberg formally separated from Platinum and had no further role in managing their health care portfolio. As part of his separation from Platinum, Dr. Goldberg entered into a settlement agreement, dated March 28, 2014, and amended on June 11, 2015, with PPVA pursuant to which Dr. Goldberg was entitled to receive a beneficial ownership interest in 15% of (1) all securities held by Platinum at the time of his separation from Platinum which included, without limitation, warrants to purchase the Company’s Common Stock, and (2) the drawn amounts from the Platinum debt facility. In furtherance of the foregoing, on October 17, 2016, Platinum transferred warrants to acquire an aggregate of 5,411,850 shares of our Common Stock to Dr. Goldberg, which warrants were exercised in full by Dr. Goldberg on January 17, 2017 resulting in gross proceeds to the Company of $54,119.

In connection with the closing of the Asset Sale to Cardinal Health 414, the Company repaid to Platinum Partners Capital Opportunity Fund L.P. (“PPCO”) an aggregate of approximately $7.7 million in partial satisfaction of the Company’s liabilities, obligations and indebtedness under the Platinum Loan Agreement between the Company and Platinum-Montaur, which were transferred by Platinum-Montaur to PPCO. The Company was informed by PPVA that it was the owner of additional amounts owed on the Platinum-Montaur loan. PPVA claims a balance of approximately $1.9 million was due upon closing of the Asset Sale. That amount is also subject to competing claims of ownership by Dr. Michael Goldberg, the Company’s President and Chief Executive Officer. The Company has not yet paid the balance to anyone, as ownership is subject to dispute.

On November 2, 2017, Platinum-Montaur commenced an action against the Company in the Supreme Court of the State of New York, County of New York, seeking damages of approximately $1.9 million purportedly due as of March 3, 2017, plus interest accruing thereafter. The claims asserted are for breach of contract and unjust enrichment in connection with funds received by the Company under the Platinum Loan Agreement. Said action was removed to the United States District of New York on December 6, 2017. An initial pretrial conference was held on January 26, 2018. At the conference the Court stayed the deadline for the Company to answer or otherwise respond to the complaint. The Court also directed the parties to engage in informal jurisdictional discovery and a follow up status conference was held on March 9, 2018, during which the Court set a briefing schedule and determined that Navidea’s motion to dismiss was due on April 6, 2018. The Company filed its motion to dismiss in advance of the filing deadline. A settlement conference was held on April 30, 2018 and attended by a representative of Navidea and counsel, Dr. Goldberg and counsel, and counsel for PPVA and PPCO.  PPCO requested participation in the conference due to certain recent issues that have arisen concerning potential liability of PPCO to Navidea under the release and indemnification provisions of the payoff letter issued by PPCO in connection with the payment PPCO has received under the Platinum Loan Agreement.  The settlement conference resulted in no agreement. Because the funds sought by Platinum-Montaur are subject to claims of competing ownership, the Company intends to continue to defend itself in the action.

If Dr. Goldberg is determined to be the owner of the remaining debt under the Platinum Loan Agreement, he has agreed to not require repayment by the Company of any debt transferred to him until the original maturity date of September 30, 2021, and has agreed to release any financial covenants and securitization requirements. Pursuant to a settlement agreement, dated as of June 16, 2016, among the Company, PPVA, Platinum-Montaur and others, Platinum agreed to forgive interest owed on its credit facility with the Company in an amount equal to 6%, effective July 1, 2016, making the effective annual interest rate on the Platinum debt 8.125% as of December 31, 2017.

Jed A. Latkin, our Chief Operating Officer and Chief Financial Officer, was an independent consultant that served as a portfolio manager from 2011 through 2015 for two entities, namely Precious Capital and West Ventures, each of which were during that time owned and controlled, respectively, by PPVA and PPCO. Mr. Latkin was party to a consulting agreement with each of Precious Capital and West Ventures pursuant to which, as of April 2015, an aggregate of approximately $13 million was owed to him, which amount was never paid and Mr. Latkin has no information as to the current value. Mr. Latkin’s consulting agreements were terminated upon his ceasing to be an independent consultant in April 2015 with such entities. During his consultancy, Mr. Latkin was granted a .5% ownership interest in each of Precious Capital and West Ventures, however, to his knowledge he no longer owns such interests. In addition, PPVA owes Mr. Latkin $350,000 for unpaid consulting fees earned and expenses accrued in 2015 in respect of multiple consulting roles with them. Except as set forth above, Mr. Latkin has no other past or present affiliations with Platinum.

Dr. Eric Rowinsky, our Board Chair during 2017, was recommended for appointment to the Company’s Board of Directors by Dr. Goldberg at a time when Dr. Goldberg was affiliated with Platinum and was, since that time, elected by the Company’s stockholders to continue to serve as an independent director. At no time has Dr. Rowinsky been affiliated, or in any way related to, any of the Platinum entities. Dr. Rowinsky retired from the Board effective March 31, 2018.

In March 2015, MT entered into an agreement to sell up to 50 shares of MT Preferred Stock and warrants to purchase up to 1,500 shares of MT Common Stock to the MT Investors for a purchase price of $50,000 per share of MT Preferred Stock. On March 13, 2015, we announced that definitive agreements with the MT Investors had been signed for the sale of the first tranche of 10 shares of MT Preferred Stock and warrants to purchase 300 shares of MT Common Stock to the MT Investors, with gross proceeds to Macrophage Therapeutics of $500,000. Under the agreement, 40% of the MT Preferred Stock and warrants are committed to be purchased by Dr. Goldberg, and the balance by Platinum. The full 50 shares of MT Preferred Stock and warrants to be sold under the agreement are convertible into and exercisable for MT Common Stock representing an aggregate 1% interest on a fully converted and exercised basis.

In addition, we entered into an exchange agreement with the MT Investors providing them an option to exchange their MT Preferred Stock for our Common Stock in the event that MT has not completed a public offering with gross proceeds to MT of at least $50 million by the second anniversary of the closing of the initial sale of MT Preferred Stock, at an exchange rate per share obtained by dividing $50,000 by the greater of (i) 80% of the twenty-day volume weighted average price per share of our Common Stock on the second anniversary of the initial closing or (ii) $3.00. To the extent that the MT Investors do not timely exercise their exchange right, we have the right to redeem their MT Preferred Stock for a price equal to $58,320 per share. We also granted MT an exclusive license for potential therapeutic applications of the Manocept technology.

During 2017, the largest aggregate amount of principal outstanding under the Platinum credit facility was $9.6 million, and as of December 31, 2017, the amount of principal outstanding was $2.0 million.

 Director Independence

Our Board of Directors has adopted the definition of “independence” as described under the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) Section 301, Rule 10A-3 under the Exchange Act and Section 803A of the NYSE American Company Guide. Our Board of Directors has determined that Drs. Greene and Bruck, and Mr. Rice, meet the independence requirements. The Board had also concluded that each of Dr. Fiorino and Dr. Rowinsky was independent during the time he served as a director until his date of departure.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 22, 2018, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executive Officers (see “Executive Compensation – Summary Compensation Table”), and (iv) our directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned (*)		Percent of Class (**)
Claudine Bruck, Ph.D.	—	(a)	—	(l)
Frederick O. Cope, Ph.D.	1,252,769	(b)	—	(l)
Michael M. Goldberg, M.D.	5,933,880	(c)	3.6%
Mark I. Greene, M.D., Ph.D., FRCP	157,244	(d)	—	(l)
Thomas J. Klima	—	(e)	—	(l)
Jed A. Latkin	127,230	(f)	—	(l)
William J. Regan	178,333	(g)	—	(l)
Y. Michael Rice	100,000	(h)	—	(l)
All directors and executive officers as a group (6 persons)	7,571,123	(i)(m)	4.6%
Cardinal Health, Inc.	10,000,000	(j)	6.1%
Platinum-Montaur Life Sciences, LLC	16,279,677	(k)	9.9%

(*)

Beneficial ownership is determined in accordance with the rules of the SEC that generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.

(**)	Percent of class is calculated on the basis of the number of shares outstanding on June 22, 2018, plus the number of shares the person has the right to acquire within 60 days of June 22, 2018.

(a)	This amount does not include 50,000 shares of unvested restricted stock and 50,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(b)	This amount includes 870,510 shares issuable upon exercise of options which are exercisable within 60 days and 32,373 shares in Dr. Cope’s account in the 401(k) Plan.

(c)

This amount includes 12,857 shares in Dr. Goldberg’s account in the 401(k) Plan, but it does not include 5,000,000 shares issuable upon exercise of options which are not exercisable within 60 days and are subject to stockholder approval of the amendment to the 2014 Plan.

(d)	This amount does not include 50,000 shares of unvested restricted stock and 50,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(e)	Mr. Klima separated from the Company effective March 8, 2017. All of Mr. Klima’s unexercised stock options expired on June 6, 2017.

(f)

This amount includes 65,000 shares issuable upon exercise of options which are exercisable within 60 days and 12,071 shares in Mr. Latkin’s account in the 401(k) Plan, but does not include 1,000,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(g)

Mr. Regan separated from the Company effective June 30, 2017. This amount is based on Mr. Regan’s most recent SEC ownership filings as well as the Company’s best knowledge and belief. This amount includes 531,405 shares issuable upon exercise of options which are exercisable within 60 days and 19,178 shares in Mr. Regan’s account in the 401(k) Plan. Mr. Regan continues to serve as the Company’s Chief Compliance Officer through a consulting agreement.

(h)	This amount does not include 50,000 shares of unvested restricted stock and 50,000 shares issuable upon exercise of options which are not exercisable within 60 days.

(i)

This amount includes 1,035,510 shares issuable upon exercise of options which are exercisable within 60 days, and 57,301 shares held in the 401(k) Plan on behalf of certain officers, but it does not include 150,000 shares of unvested restricted stock, 1,150,000 shares issuable upon the exercise of options which are not exercisable within 60 days, and 5,000,000 shares issuable upon the exercise of options which are not exercisable within 60 days and are subject to stockholder approval of the amendment to the 2014 Plan. The Company’s Chief Operating Officer and Chief Financial Officer, Jed A. Latkin, is the trustee of the Navidea Biopharmaceuticals, Inc. 401(k) Plan and may, as such, share investment power over common stock held in such plan. Mr. Latkin disclaims any beneficial ownership of shares held by the 401(k) Plan. The 401(k) Plan holds an aggregate total of 225,997 shares of common stock.

(j)

The number of shares beneficially owned is based on a Schedule 13G filed by Cardinal Health, Inc. with the SEC on March 13, 2017. This amount includes 10,000,000 shares of common stock issuable upon exercise of Series NN warrants at an exercise price of $1.50 per share. The address of Cardinal Health, Inc. is 7000 Cardinal Place, Dublin, OH 43017.

(k)

The number of shares beneficially owned is based on a Schedule 13D/A filed by Platinum and certain of its affiliates with the SEC on June 28, 2016. This amount includes (i) 13,964,519 shares of our common stock, and (ii) 2,315,158 shares of common stock issuable upon exercise of Series LL warrants (the “Series LL Warrants”) at an exercise price of $0.01 per share. The Series LL Warrants provide that the holder may not exercise any portion of the warrants to the extent that such exercise would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of common stock, except on 61 days’ prior written notice to Navidea that the holder waives such limitation (the blocker). Accordingly, this amount excludes 2,050,122 shares of common stock underlying the Series LL Warrants that are subject to the blocker. The address of Platinum is c/o Otterbourg P.C., 230 Park Avenue, New York, NY 10169.

(l)	Less than one percent.

(m)	The address of all directors and executive officers is c/o Navidea Biopharmaceuticals, Inc., 4995 Bradenton Avenue, Suite 240, Dublin, OH 43017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the SEC. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2017, except for: (1) Frederick O. Cope, Ph.D., Thomas J. Klima, and William J. Regan, who each had one late Form 4 filing related to stock issued in lieu of a portion of their annual cash bonuses; and (2) Y. Michael Rice, who had one late Form 4 filing related to stock donated to a charitable organization.

COST OF SOLICITATION OF PROXIES

We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE

Stockholders may find the following information on the Company’s website at www.navidea.com.

●	Navidea’s Code of Business Conduct and Ethics

●	Management and Board of Director biographies

●	Information regarding securities transactions by directors and officers

●	Standing Committee Charters for Audit Committee and Compensation and Nominating and Governance Committee

STOCKHOLDER PROPOSALS

A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2019 must be received by the Company before March 11, 2019, at its executive offices, Attention: Corporate Secretary. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Exchange for presentation at our 2019 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after May 28, 2019.

A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our Bylaws. A copy of these procedures is available upon request from the Company at 4995 Bradenton Avenue, Suite 240, Dublin, OH 43017, Attention: Corporate Secretary. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2019 Annual Meeting, notice of the nomination must be delivered to the Company’s executive offices, Attention: Corporate Secretary, before March 11, 2019.

OTHER BUSINESS

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION;

INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated May 19, 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided or vote through the Internet or by telephone as described in the enclosed proxy card.

Appendix A

FORM OF CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Navidea Biopharmaceuticals, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST:  Effective upon the effective time of this Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Split Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Split Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Split Effective Time are reclassified into a smaller number of shares such that each [                ] shares of Common Stock immediately prior to the Split Effective Time shall be automatically reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued in the reclassification and, in lieu thereof any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification, following the Split Effective Time, shall be entitled to receive a cash payment equal to the fair value thereof. Each stock certificate that, immediately prior to the Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Split Effective Time shall, from and after the Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Split Effective Time).

SECOND:  This Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be duly executed this _______ day of ________________, 2018.

NAVIDEA BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

 Appendix B

NAVIDEA BIOPHARMACEUTICALS, INC.

2014 Stock Incentive Plan

(As amended and restated as of August 16, 2018)

Article I

Establishment, Purpose, Duration

Section 1.1     Establishment of the Plan. Navidea Biopharmaceuticals, Inc. (the “Company”) adopted the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan, effective July 17, 2014 (the “Plan”). The Plan is hereby amended and restated, as set forth herein, as of August 16, 2018, subject to approval of the amended Plan by the stockholders of the Company.

Section 1.2   Purpose. The Plan is designed to promote the achievement of both short-term and long-term objectives of the Company by (a) aligning compensation of Participants with the interests of Company shareholders, (b) enhancing the interest of Participants in the growth and success of the Company, and (c) attracting and retaining Participants of outstanding competence.

Section 1.3     Effective Date and Duration. This Plan was approved by a majority of the votes cast by Company shareholders at the 2014 annual meeting and became effective at such date. The Plan shall remain in effect, subject to the right of the Board or the Committee to amend and terminate the Plan at any time as provided in this Plan, until July 16, 2024. In no event, however, may an ISO be granted under the Plan more than ten years after the date the Plan was approved by the shareholders.

Article II

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

Section 2.1    162(m) Award. “162(m) Award” means an Award that is intended to be deductible as “performance-based compensation” under Code Section 162(m).

Section 2.2     1934 Act. “1934 Act” means the Securities Exchange Act of 1934, as amended.

Section 2.3     Affiliate. “Affiliate” means any entity that is a Subsidiary or a parent corporation, as defined in Code Section 424(e), of the Company, or any other entity designated by the Committee as covered by the Plan in which the Company has, directly or indirectly, at least a 20% voting interest.

Section 2.4     Award. “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, or other Article XII stock-based award granted to a Participant under the Plan.

Section 2.5     Award Agreement. “Award Agreement” means a written or electronic statement or agreement prepared by the Company that sets forth the terms, conditions and restrictions applicable to Awards granted under the Plan.

Section 2.6     Board or Board of Directors. “Board” or “Board of Directors” means the Board of Directors of the Company.

Section 2.7     Cash-Based Award. “Cash-Based Award” means an Award granted to a Participant, as described in Article XI herein.

Section 2.8     Cause. “Cause,” unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement, shall be as defined in any employment agreement between the Company and a Participant; provided however, that if there is no such employment agreement, “Cause” shall mean any of the following: (a) the Participant’s conviction of any criminal violation involving dishonesty, fraud or breach of trust; (b) the Participant’s willful engagement in any misconduct in the performance of his or her duty that materially injures the Company; (c) the Participant’s performance of any act which would materially and adversely impact the business of the Company; or (d) the Participant’s willful and substantial nonperformance of assigned duties. Notwithstanding the foregoing, the Committee shall have sole discretion with respect to the application of the provisions of subsections (a)-(d) above, and such exercise of discretion shall be conclusive and binding upon the Participant and all other persons.

Section 2.9     Change in Control. A "Change in Control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination, unless the Change in Control transaction or transactions have been approved in advance by Board members representing at least two-thirds of the Board members; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members. This definition shall be interpreted in accordance with the guidance under Code Section 409A, that describes a change in control, change in effective control, and change in ownership of a substantial portion of the assets of a corporation.

Section 2.10     Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

Section 2.11     Committee. “Committee” means the Compensation, Nominating and Governance Committee of the Board of Directors, or such other committee as the Board shall appoint from time to time, which shall consist of two or more directors, all of whom are intended to satisfy the requirements for an “outside director” under Code Section 162(m), a “nonemployee director” within the meaning of Rule 16b-3, and an “independent director” under the rules of NYSE American (or any other national securities exchange which is the principal exchange on which the Shares may then be traded); provided, however, that as to any Award intended to be a 162(m) Award, if any member of the Committee shall not satisfy such “outside director” requirements, “Committee” means a subcommittee (of two or more persons) of the Committee consisting of all members thereof who satisfy such “outside director” requirement; and further provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership specified above.

Section 2.12    Company. “Company” means Navidea Biopharmaceuticals, Inc., a Delaware corporation, and any current or future parent or subsidiary, or any successor thereto.

Section 2.13     Consultant. “Consultant” means any person who provides services to the Company or any Subsidiary (other than in connection with the offer or sale of securities of the Company or any Subsidiary, in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or advisor to the Company or any Subsidiary within the meaning of General Instruction A.1 to Form S-8 promulgated by the SEC under the Securities Act of 1933.

Section 2.14     Covered Officer. “Covered Officer” means a Participant who, in the sole judgment of the Committee, may be treated as a “covered employee” under Code Section 162(m) at the time income is recognized by such Participant in connection with an Award that is intended to qualify as a 162(m) Award.

Section 2.15     Disability or Disabled. “Disability” or “Disabled” means a condition that (a) causes the Participant to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (b) causes the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, to receive income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Affiliates or (c) causes the Participant to be eligible to receive Social Security disability payments. The Committee, in its sole discretion, shall determine the date of any Disability.

Section 2.16     Employee. “Employee” means any person who is an employee of the Company or any Affiliate; provided, however, that with respect to ISOs, “Employee” means any person who is considered an employee of the Company or any Affiliate for purposes of Treasury Regulation Section 1.421-1(h).

Section 2.17      Fair Market Value. “Fair Market Value” means, on any given date and as may be specified in an Award Agreement, (a) the closing sales price per share (or, if otherwise specified by the Committee, a price that is based on the opening, actual, high, low, or average sales prices per Share) of the Company’s common stock as reported on the NYSE American or such other established securities market on which the Shares are traded, or, if there were no reported sales of Shares on such date, then, unless otherwise required under the Code, the business day immediately preceding such date; or (b) if (a) does not apply, the price that the Committee in good faith determines through any reasonable valuation method that a Share might change hands between a willing buyer and a willing seller, neither being under compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. Notwithstanding the above, for purposes of broker-facilitated cashless exercises of Awards involving Shares under the Plan, “Fair Market Value” shall mean the real-time selling price of such Shares as reported by the broker facilitating such exercises.

Section 2.18    Grant Price. “Grant Price” means the price established at the time of grant of a SAR pursuant to Article VII (Stock Appreciation Rights), used to determine whether there is any payment due upon exercise of the SAR, which shall not be less than 100% of the Fair Market Value of the Shares at the time the SAR was granted.

Section 2.19    Incentive Stock Option or ISO. “Incentive Stock Option” or “ISO” means an Option that is an “incentive stock option” within the meaning of Code Section 422.

Section 2.20     Nonemployee Director. “Nonemployee Director” means a member of the Board who is not an Employee.

Section 2.21     Nonqualified Stock Option or NQSO. “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares that does not constitute an Incentive Stock Option under Code Section 422 (or any successor Code Section).

Section 2.22     Option. “Option” means a right to purchase Shares in accordance with the terms and conditions of the Plan.

Section 2.23     Option Exercise Price. “Option Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

Section 2.24     Participant. “Participant” means an Employee, Nonemployee Director, or Consultant who is selected to receive an Award or who has an outstanding Award granted under the Plan.

Section 2.25     Performance Measure. “Performance Measure” means one or more business criteria to be used by the Committee in establishing Performance Targets for 162(m) Awards under the Plan.

Section 2.26     Performance Shares. “Performance Shares” means an Award designated as Performance Shares and granted to a Participant in accordance with Article IX of the Plan.

Section 2.27     Performance Target. “Performance Target” means the specific, objective goal or goals that are timely set forth in writing by the Committee for grants of 162(m) Awards under the Plan with respect to any one or more Performance Measures.

Section 2.28     Performance Unit. “Performance Unit” means an Award designated as a Performance Unit and granted to a Participant in accordance with Article X of this Plan.

Section 2.29     Period of Restriction. “Period of Restriction” means the period during which the transfer of Shares underlying an Award is limited in some way, or the Shares are subject to a substantial risk of forfeiture.

Section 2.30     Plan. “Plan” means the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan, as may be amended from time to time.

Section 2.31     Prior Plan. “Prior Plan” means the Navidea Biopharmaceuticals, Inc. Fourth Amended and Restated 2002 Stock Incentive Plan.

Section 2.32    Restricted Stock. “Restricted Stock” means an Award that is a grant of Shares delivered to a Participant, subject to restrictions described in Article VIII of this Plan.

Section 2.33     Restricted Stock Unit or RSU. “Restricted Stock Unit” or “RSU” means an Award that is subject to the restrictions described in Article VIII of this Plan and is a promise of the Company to deliver at the end of a Period of Restrictions (a) one Share for each RSU, (b) cash in an amount equal to the Fair Market Value of one Share for each RSU, or (c) a combination of (a) and (b), as determined by the Committee.

Section 2.34     Retirement. “Retirement” means, with respect to Employees, termination of Service by reason of the Employee’s retirement at or after his or her having satisfied the requirements for retirement under the applicable Company qualified retirement plan, or in such other termination of Service determined to be a retirement by the Committee. With respect to a Nonemployee Director, “Retirement” means a termination of Service on the Board that is to qualify as a retirement with the consent of the remaining Nonemployee Directors. With respect to a Consultant, no termination of Service shall be deemed to be on account of Retirement.

Section 2.35     Rule 16b-3. “Rule 16b-3” means rule 16b-3 promulgated under the 1934 Act, as amended, and any future determination amending, supplementing, or superseding such regulation.

Section 2.36     Section 16 Person. “Section 16 Person” means a person who, with respect to shares, is subject to Section 16 of the 1934 Act.

Section 2.37     Service. “Service” means a Participant’s work for the Company or an Affiliate, either as an Employee, Nonemployee Director, or Consultant.

Section 2.38     Shares. “Shares” means the shares of common stock of the Company, $0.001 par value per share.

Section 2.39     Stock Appreciation Right or SAR. “Stock Appreciation Right” or “SAR” means an Award designated as a SAR in accordance with the terms of Article VII of the Plan.

Section 2.40     Subsidiary. “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest; provided, however, that with respect to ISOs, the term “Subsidiary” shall include only an entity that qualifies under Code Section 424(f) as a “subsidiary corporation” with respect to the Company.

Section 2.41     Tandem SAR. “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (with a similar cancellation of the Tandem SAR when a Share is purchased under the Option). Except for the medium of payment, the terms of a Tandem SAR shall be identical in all material respects to the terms of the related Option.

Article III

Administration

Section 3.1     Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement, or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award, shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. Notwithstanding the foregoing, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to Nonemployee Directors.

Section 3.2      Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Shares to be subject to each Award;

(b)	to determine the type of Award granted;

(c)	to determine the Fair Market Value of Shares or other property where applicable;

(d)

to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired pursuant thereto (other than the Options granted to Nonemployee Directors, as described under the Plan), including, without limitation, (i) the exercise or purchase price of Shares pursuant to any Award, (ii) the method of payment for Shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of Shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any Shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participants termination of Service on any of the foregoing, (vii) adopt procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants, and Nonemployee Directors who are foreign nationals or employed outside of the United States, and (viii) all other terms, conditions and restrictions applicable to any Award or Shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)	to determine how an Award will be settled, as provided under an Award Agreement;

(f)	to approve one or more forms of Award Agreement;

(g)	to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any Shares acquired upon the exercise thereof;

(h)

to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any Shares acquired upon the exercise thereof, including with respect to the period following a Participants termination of Service;

(i)

to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)

to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

Section 3.3     Action by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the act of a majority of the members present at any meeting at which a quorum is present or the act approved in writing by a majority of all the members of the Committee shall be the act of the Committee. In the performance of their duties under this Plan, the Committee members shall be entitled to rely upon information and advice furnished by the Company’s officers, employees, accountants or counsel, or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan.

Section 3.4     Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers or Nonemployee Directors; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way that would jeopardize the qualification of 162(m) Awards under Code Section 162(m) or the Plan’s qualification under Rule 16b-3.

Section 3.5    Nonemployee Directors. Notwithstanding any provisions of the Plan to the contrary, the Board shall administer Section 6.8 of the Plan, and the Committee shall exercise no discretion with respect to Section 6.8. In the Board’s administration of Section 6.8 are the Options and Shares granted to Nonemployee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

Section 3.6    Indemnification. The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

Article IV

Stock Subject to the Plan

Section 4.1     Aggregate Shares. Subject to adjustment as provided under the Plan, the total number of Shares that are available for Awards under the Plan shall not exceed in the aggregate 15,000,000 Shares (all of which may be granted with respect to Incentive Stock Options), plus any Shares subject to outstanding awards granted under the Prior Plan and that expire or terminate for any reason, shall be available under this Plan. Such Shares may be authorized and unissued Shares, treasury Shares, or Shares acquired on the open market.

Section 4.2     Individual Award Limitations. Subject to adjustments as provided in herein, the maximum number of Shares for which Awards may be granted under the Plan to any one individual in any calendar year may not exceed 5,000,000 shares. The maximum aggregate Cash-Based Award shall be $5,000,000 per year.

Section 4.3     Share Counting. The following Shares related to Awards will be available for issuance again under the Plan: (a) Shares related to Awards paid in cash (b) Shares related to Awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the Shares, (c) Shares equal in number to the Shares withheld, surrendered or tendered in payment of the exercise price of an Award, and (d) Shares tendered or withheld in order to satisfy tax withholding obligations.

Section 4.4     Adjustment to Number of Shares.

(a)

Appropriate adjustments in the aggregate number of Shares issuable pursuant to the Plan, the number of Shares subject to each outstanding award granted under the Plan, the Option price with respect to Options and Tandem SARs, the specified price of SARs not connected to Options, and the value for Performance Units, shall be made to give effect to any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, whether through recapitalization, stock split, reverse stock split, spin-off, spin-out or other distribution of assets to shareholders, stock distributions or combinations of Shares, payment of stock dividends, other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the Company, or any other occurrence for which the Committee determines an adjustment is appropriate.

(b)

In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, or an acquisition by the Company of the stock or assets of any other corporation or corporations, there shall be substituted on an equitable basis, as determined by the Committee in its sole discretion, for each Share then subject to the Plan, and for each Share then subject to an Award granted under the Plan, the number and kind of Shares of stock, other securities, cash or other property to which the holders of Shares of the Company are entitled pursuant to such transaction.

(c)

Without limiting the generality of the foregoing provisions of this paragraph, any such adjustment shall be deemed to have prevented any dilution or enlargement of a Participant’s rights, if such Participant receives in any such adjustment, rights that are substantially similar (after taking into account the fact that the Participant has not paid the applicable option price) to the rights the Participant would have received had he exercised his outstanding Award and become a shareholder of the Company immediately prior to the event giving rise to such adjustment. Adjustments under this paragraph shall be made by the Committee, whose decision as to the amount and timing of any such adjustment shall be conclusive and binding on all persons.

Article V

Eligibility and Participation

Section 5.1     Eligibility to Receive Awards. Persons eligible to receive Awards under the Plan are Employees, Nonemployee Directors, and Consultants.

Section 5.2    Participation in the Plan. Subject to the other provisions of this Plan, the Committee has the full discretion to grant Awards to eligible persons described in Section 5.1. Eligible persons may be granted more than one Award. Eligibility in accordance with this Section, however, shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Article VI

Options

Section 6.1    Grant of Options. Options shall be evidenced by Award Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time. Award Agreements shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, provisions for vesting and exercisability, whether the Option is an ISO or NQSO, and such other provisions as the Committee shall determine. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with the following terms and conditions. Except in accordance with equitable adjustments as provided in Section 4.4 of this Plan, no Option granted under the Plan shall at any time be repriced or subject to cancellation and replacement without shareholder approval.

Section 6.2     Option Exercise Price. The Option Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

Section 6.3     Exercise of Options. Each Award Agreement shall state the period or periods of time within which the Option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the Option exercise period shall not end later than ten years after the date of the grant for any ISO. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

Section 6.4     Payment of Option Exercise Price. Except as otherwise provided in the Plan, or in any Award Agreement, the optionee shall pay the Option Exercise Price upon the exercise of any Option (i) in cash, (ii) by authorizing a third party with which the optionee has a brokerage or similar account to sell the Shares (or a sufficient portion of such Shares) acquired upon the exercise of the Option and remit to the Company a portion of the sale proceeds sufficient to pay the entire Option Exercise Price to the Company, (iii) by delivering Shares that have an aggregate Fair Market Value on the date of exercise equal to the Option Exercise Price; (iv) by authorizing the Company to withhold from the total number of Shares as to which the Option is being exercised the number of Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Exercise Price for the total number of Shares as to which the Option is being exercised, (v) by such other means by which the Committee determines to be consistent with the purpose of the Plan and applicable law, or (vi) by any combination of (i), (ii), (iii), (iv), and (v). In the case of an election pursuant to (i) above, cash shall mean cash or check issued by a federally insured bank or savings and loan association and made payable to Navidea Biopharmaceuticals, Inc. In the case of payment pursuant to (ii) or (iii) above, the optionee’s authorization must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an optionee may file a blanket election with the Committee, which shall govern all future exercises of Options until revoked by the optionee.

Section 6.5    Transfer of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

Section 6.6     Rights Upon Termination of Service. Unless otherwise provided by the Committee in an Option Agreement, in the event that an optionee terminates Service for any reason other than death, Disability or Retirement, the right of the optionee to exercise the Option will terminate immediately, unless the Committee in its sole discretion elects to extend the exercisability of an Option during its term to not more than three (3) months from the date of the termination of service. In the event that an optionee dies, Retires, or becomes Disabled prior to termination of his option without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of one year after the date of such termination due to death, Disability or Retirement, to the extent that the option was exercisable at the date of termination due to death, Disability or retirement, or during such other period and subject to such terms, including accelerated vesting, as may be determined by the Committee.

Section 6.7     Additional Rules for Incentive Stock Options.

(a)

Employees. Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary and not to Employees of any Affiliate unless such entity is classified as a “disregarded entity” of the Company or the applicable Subsidiary under the Code. Incentive Stock Options may not be granted to Nonemployee Directors.

(b)

Exercise Limitations. The Committee, in its sole discretion, may provide in each Award Agreement the period or periods of time within which the Option may be exercised by the optionee, in whole or in part, provided that the Option period shall not end later than ten years after the date of the grant of the Option. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Shares subject to an Option, which first becomes exercisable in any calendar year, exceeds this limitation, so much of the Option that does not exceed the applicable dollar limit shall be an Incentive Stock Option and the remainder shall be a Nonqualified Stock Option; but in all other respects, the original Award Agreement shall remain in full force and effect. Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Code Section 422(b)(6), (i) the purchase price of each Share subject to the Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Share on the date the Incentive Stock Option is granted, and (ii) the Incentive Stock Option shall expire, and all rights to purchase Shares thereunder shall cease, no later than the fifth anniversary of the date the Incentive Stock Option was granted.

(c)

Rights Upon Termination of Service. The rules under Section 6.6 of this Plan generally shall apply when an optionee holding an ISO terminates Service. Notwithstanding the foregoing, in accordance with Code Section 422, if an Incentive Stock Option is exercised more than ninety days after termination of Service, that portion of the Option exercised after such date shall automatically be a Nonqualified Stock Option, but, in all other respects, the original Award Agreement shall remain in full force and effect.

Section 6.8     Additional Rules for Options Granted to Nonemployee Directors.

(a)	Granting of Options. Subject to the terms and provisions of the Plan, the Board may grant Nonqualified Stock Options to purchase shares to Nonemployee Directors.

(b)	Terms of Options. The Board, in its sole discretion, shall determine the number of shares subject to each Option granted to a Nonemployee Director.

(c)	Option Agreement. Each Award granted pursuant to this subsection 9 shall be evidenced by a written Award Agreement which shall be executed by the Participant and the Company.

(d)

Exercise Price. The Grant Price for the Shares subject to each Option granted pursuant to this subsection shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the day of grant.

(e)

Exercisability. Each Option granted pursuant to this Section 6.8 shall become exercisable in full one year after the date the Option is granted. If a Nonemployee Director incurs a termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such termination of service shall never become exercisable. If the termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the termination of Service.

(f)	Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(1)	The expiration of ten (10) years from the date of grant; or

(2)	The expiration of three (3) months from the date of the Participant’s termination of Service for a reason other than death, Disability or Retirement; or

(3)	The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability or Retirement.

(g)

Death of Director. Notwithstanding subsection (e), if a Nonemployee Director dies prior to the expiration of his or her options in accordance with subsection (e), his or her Options shall terminate one (1) year after the date of his or her death.

(h)

Special Rule for Retirement. Notwithstanding the provisions of subsection (e), if the exercisability of an Option is accelerated under subsection (d) on account of the Participant’s Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant’s death.

(i)	Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

(j)	Other Terms. All provisions of the Plan not inconsistent with this Section 6.8, shall apply to Options granted to Nonemployee Directors.

(k)

Elections by Nonemployee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Nonemployee Director may elect to forego receipt of all or a portion of fees for service as a Director otherwise due to the Nonemployee Director in exchange for Shares. The number of Shares received by any Nonemployee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Nonemployee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this subsection shall be designed to ensure that any such election by a Nonemployee Director will not disqualify him or her as a “nonemployee director” under Rule 16b-3.

Article VII

Stock Appreciation Rights

Section 7.1    Grant of SARs. Stock Appreciation Rights shall be evidenced by Award Agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time. Award Agreements shall specify the Grant Price of the SAR, the duration of the SAR, the number of Shares to which the SAR pertains, provisions for vesting and exercisability, and such other provisions as the Committee shall determine. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with the following terms and conditions.

Section 7.2     Awards. A SAR shall entitle the grantee to receive upon exercise the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the Grant Price, or, if connected with a previously issued Option, not less than 100% of the Fair Market Value of Shares at the time such Option was granted. A SAR may be a Tandem SAR or may not be granted in connection with an Option.

Section 7.3     Term of SAR. SARs shall be granted for a period of not more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions, as shall be prescribed by the Committee at the time of grant, subject to the provisions of this Plan.

Section 7.4     Termination of Service. SARs shall be exercisable only during a grantee’s period of Service, except that in the discretion of the Committee a SAR may be made exercisable for up to ninety days after the grantee’s Service is terminated for any reason other than death, Disability or Retirement. In the event that a grantee dies, Retires, or becomes Disabled without having fully exercised his SARs, the grantee or his successor shall have the right to exercise the SARs during their term within a period of one year after the date of such termination due to death, Disability or Retirement to the extent that the right was exercisable at the date of such termination or during such other period and subject to such terms as may be determined by the Committee. Notwithstanding the foregoing, the Committee shall have the power to permit in its discretion an acceleration of previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate.

Section 7.5     Special Rules for Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

Section 7.6     Payment. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment shall be made in cash, in the form of Shares at Fair Market Value, or in a combination thereof, as the Committee may determine.

Article VIII

Restricted Stock and Restricted Stock Units

Section 8.1     Grants. The Committee, at any time and from time to time, may grant Shares of Restricted Stock or grant Restricted Stock Units to Participants in such amounts as the Committee shall determine. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units issued to the Participant, and such other provisions as the Committee shall determine. Such Award Agreements shall be consistent with the provisions of this Article VIII.

Section 8.2     Period of Restriction. The end of any Period of Restriction for Restricted Stock or Restricted Stock Units may be conditioned upon the satisfaction of such conditions as are satisfied by the Committee in its sole discretion and set forth in an applicable Award Agreement. Such conditions include, without limitation, restrictions based upon the continued Service of the Participant, the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws, prohibitions against transfer, and repurchase by the Company or right of first refusal. The Committee shall have the power to permit in its discretion, an acceleration of the expiration of the applicable Period of Restriction with respect to any part or all of the Shares or number of Restricted Stock Units awarded to a Participant.

Section 8.3     Certificates. If a certificate is issued in respect of Shares awarded to a Participant, each certificate shall be deposited with the Company, or its designee, and shall bear the following legend:

“This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Navidea Biopharmaceuticals, Inc. 2014 Stock Incentive Plan and an Award Agreement entered into by the registered owner. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Award Agreement, a copy of each of which is on file in the office of the Secretary of said Company.”

Section 8.4     Lapse of Restrictions. A Restricted Stock Award Agreement or Restricted Stock Unit Award Agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded or RSUs awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, any Shares that have been awarded, free of the previously described restrictive legend, shall be issued to the Participant or his legal representative.

Section 8.5     Termination of Service. Each Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Shares of Restricted Stock or Restricted Stock Units following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 8.6     Code Section 83(b) Election. If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

Article IX

Performance Shares Awards

Section 9.1     Grants of Performance Shares. The Committee, at any time and from time to time, may grant Awards of Performance Shares to Participants in such amounts as the Committee shall determine. Each Performance Shares grant shall be evidenced by an Award Agreement that shall specify the applicable performance period, the number of Shares subject to a Performance Shares Award that are to be delivered to the Participant upon satisfaction of the performance targets by the expiration of the performance period, and such other provisions as the Committee shall determine. Such Award Agreements shall be consistent with the provisions of this Article IX.

Section 9.2     Performance Period and Performance Goals. At the time of award, the Committee, in its sole discretion shall establish a performance period and the performance goals to be achieved during the applicable performance period with respect to an Award of Performance Shares.

Section 9.3    Delivery of Shares. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine the amount of Shares, if any, to be delivered to the Participant in satisfaction of the Award.

Section 9.4     Termination of Service. Each Performance Shares Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Performance Shares following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Shares Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 9.5     Code Section 162(m). If any Performance Shares are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Performance Shares.

Article X

Performance Units

Section 10.1     Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by Award Agreements that are subject to the terms of this Article X.

Section 10.2     Performance Period and Performance Goals. Unless otherwise determined by the Committee, at the time of award, the Committee shall establish with respect to each Performance Unit a performance period of not less than two years. At the time of award, the Committee also shall establish, in its sole discretion, the performance goals to be achieved during the applicable performance period with respect to an Award of Performance Units.

Section 10.3     Value of Performance Units. At the time Performance Units are granted, the Committee shall establish with respect to each such Award a value for each Performance Unit, which may vary thereafter determinable from criteria specified by the Committee at the time of Award.

Section 10.4     Code Section 162(m). If any Performance Units are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Performance Units.

Section 10.5    Payment of Performance Units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Performance Units. Payment shall be made as soon as practicable after the end of the applicable performance period, but no later than the March 15th of the year after the year in which such performance period ends, in cash, in the form of Shares, or in a combination thereof, as the Committee may determine.

Section 10.6     Termination of Service. Each Performance Unit Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of Performance Units following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Units Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Section 10.7     Other Terms. The Award Agreements with respect to Performance Units shall contain such other terms and provisions and conditions not inconsistent with the Plan as shall be determined by the Committee.

Article XI

Cash-Based Awards

Section 11.1     Grant of Cash-Based Awards. Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, subject to the terms of this Article XI. This Article does not limit the ability of the Committee or management to award bonuses or other cash-based awards other than under the terms of the Plan.

Section 11.2     Performance Period and Performance Goals. Unless otherwise determined by the Committee, the performance period for any Cash-Based Award shall be one year. At the time of award, the Committee also shall establish, in its sole discretion, the performance goals to be achieved during the applicable performance period with respect to Cash-Based Awards.

Section 11.3     Value of Cash-Based Awards. At the time Cash-Based Awards are granted, the Committee shall establish the value of such Awards, which may vary thereafter determinable from criteria specified by the Committee at the time of Award.

Section 11.4     Code Section 162(m). If the grant of any Cash-Based Awards are intended to be 162(m) Awards, the Committee shall follow the procedures set forth in Section 13.1 with respect to such Cash-Based Awards.

Section 11.5     Payment of Cash-Based Awards. If payable, the Participant’s Cash-Based Award will be distributed to the Participant, or the Participant’s estate in the event of the Participant’s death before payment, in cash in a single sum as soon after the end of the applicable performance period as practicable, but no later than March 15th after the end of the performance period, in accordance with the Company’s payroll practices.

Section 11.6     Termination of Service. With respect to Cash-Based Awards, the Committee shall set forth the extent, if any, to which the Participant shall have the right to continued or accelerated vesting of such Cash-Based Awards following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article XII

Other Stock-Based Awards

The Committee may from time to time grant Shares and other Awards under the Plan that are valued in whole or in part by reference to, or are otherwise based upon and/or payable in Shares. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan.

Article XIII

Awards Under the Plan; Code Section 162(m)

Section 13.1     Compliance with Code Section 162(m).

(a)

General. The Committee may grant Awards that are designed to qualify as 162(m) Awards and Awards that are not 162(m) Awards. In the case of Awards granted to Covered Officers that are intended to be 162(m) Awards, the Committee shall make in writing all determinations necessary to establish the terms of such 162(m) Awards within 90 days of the beginning of the applicable performance period (or such other time period required under Code Section 162(m)), including, without limitation, the designation of the Covered Officers to whom such 162(m) Awards are made, the Performance Measures applicable to the Awards and the Performance Targets that relate to such Performance Measures, and the dollar amounts or number of Shares payable upon achieving the applicable Performance Targets. To the extent required by Code Section 162(m), the provisions of such 162(m) Awards must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Covered Officer. The specific Performance Targets established by the Committee shall be made while the achievement of such Performance Targets remains substantially uncertain in accordance with Code Section 162(m). Subject to the terms of this Plan, after each applicable performance period has ended, the Committee shall determine the extent to which the Performance Targets have been attained or a degree of achievement between minimum and maximum levels with respect to 162(m) Awards in order to establish the level of payment to be made, if any, with respect to such 162(m) Awards, and shall certify the results in writing prior to payment of such 162(m) Awards.

(b)

Performance Targets and Performance Measures. With respect to 162(m) Awards, at the time of grant of a 162(m) Award, the Committee shall establish in writing maximum and minimum Performance Targets to be achieved with respect to each Award during the performance period. The Participant shall be entitled to payment of the entire amount awarded if the maximum Performance Target is achieved during the performance period, but shall be entitled to payment with respect to a portion of the Award according to the level of achievement of Performance Targets, as specified by the Committee, for performance during the performance period that meets or exceeds the minimum Performance Target but fails to meet the maximum Performance Target. With respect to Cash-Based Awards, the Committee may assign payout percentages based upon various potential Performance Targets to be applied if the Performance Targets are met. The Committee has full discretion and authority to determine the Performance Target payouts for Cash-Based Award’s performance period.

The Performance Targets established by the Committee may relate to corporate, division, department, business unit, or individual performance and may be established in terms of any one or a combination of the following Performance Measures: price of Company Common Stock or the stock of any affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, comparable store sales growth, economic profit, economic value added, net income, operating income, gross margin, sales, free cash flow, earnings per share, operating company contribution or market shares. Multiple Performance Targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

(c)

Calculation and Adjustments. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) mergers, acquisitions or divestitures, (f) foreign exchange gains and losses, and (g) extraordinary, unusual, or other nonrecurring items as described in U.S. Generally Accepted Accounting Principles or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s consolidated report to the investment community or investor letters.  To the extent such inclusions or exclusions affect Awards to Covered Officers, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility except as otherwise determined by the Committee in its sole discretion. Awards that are intended to qualify as 162(m) Awards may not be adjusted upward from the amount otherwise payable to a Covered Officer under the pre-established Performance Target.  The Committee shall retain the discretion to adjust such Awards downward, either on a formulaic or discretionary basis or a combination of the two, as the Committee determines. If applicable tax and securities laws change to permit Committee discretion to alter the governing Performance Measures or Performance Targets without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Section 13.2     Non-Code Section 162(m) Awards. In the case of Awards that are not intended to be qualifying as “performance-based compensation” under Code Section 162(m), the Committee may designate performance targets from among the previously described Performance Measures in this Article or such other business criteria as it determines in its sole discretion. The Committee also may make adjustments to such Performance Measures or other business criteria in any manner it deems appropriate in its discretion.

Article XIV

Dividends and Dividend Equivalents

No dividends or dividend equivalents may be awarded with respect to any Options or SARs. An Award (other than Options or SARs) may, if so determined by the Committee, provide the Participant with the right to receive dividend payments, or, in the case of Awards that do not involve the issuance of Shares concurrently with the grant of the Award, dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares are earned, vested or acquired), which payments may be either made currently, credited to an account for the Participant, or deemed to have been reinvested in additional Shares which shall thereafter be deemed to be part of and subject to the underlying Award, including the same vesting and performance conditions. Notwithstanding the foregoing, with respect to Awards subject to performance conditions, any such dividend or dividend equivalent payments shall not be paid currently and instead shall either be credited to an account for the Participant or deemed to have been reinvested in additional Shares. Dividend or dividend equivalent amounts credited to an account for the Participant may be settled in cash or Shares or a combination of both, as determined by the Committee, and shall be subject to the same vesting and performance conditions as the underlying Award.

Article XV

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article XVI

Change in Control

Section 16.1     Effect of Change in Control. Except as otherwise provided in the Plan or any Award Agreement granted hereunder, upon a Change in Control, all outstanding Awards shall become fully exercisable and all restrictions thereon shall terminate; provided, however, that the Committee may determine and provide through an Award Agreement or other means the extent of vesting and the treatment of partially completed performance periods (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any such Award for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Award been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

Section 16.2     Participant Elections to Minimize Code Section 4999 Excise Tax.

(a)

Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Code Section 4999 due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Code Section 280G, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. Such an election, however, may not change the time and form of any payment in a manner that would cause the Participant to incur additional taxes or penalties under Code Section 409A.

(b)

Determination by Independent Accountants. To aid the Participant in making any election called for under part (a) above, no later than the date of the occurrence of any event that might reasonably be anticipated to result in an excess parachute payment to the Participant as described in part (a) above, the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Code Sections 280G and 4999. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this subpart (b).

Article XVII

Deferrals

The Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Performance Shares, or the satisfaction of any requirements or goals with respect to Performance Units or Cash-Based Awards. If any such deferral election is required or permitted, the Committee may, in its sole discretion, establish rules and procedures for such payment deferrals in a manner consistent with Code Section 409A and the regulations thereunder.

Article XVIII

Withholding

Section 18.1     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Section 18.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing before the date in which income is realized by the recipient in connection with the particular transaction, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The amount of required withholding shall be a specified rate not less than the statutory minimum federal, state and local (if any) withholding rate, and not greater than the maximum federal, state and local (if any) marginal tax rate applicable to the Participant and to the particular transaction.

Article XIX

Compliance with Code Section 409A

Section 19.1     Awards Subject to Code Section 409A. The provisions of this Section 19.1 shall apply to any Award or portion thereof that is or becomes subject to Code Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Code Section 409A include, without limitation:

(a)

Any Nonqualified Stock Option having an exercise price per share less than the Fair Market Value determined as of the date of grant of such Option or that permits the deferral of compensation other than the deferral of recognition of income until the exercise or transfer of the Option or the time the shares acquired pursuant to the exercise of the option first become substantially vested.

(b)

Any Award that either provides by its terms, or under which the Participant makes an election, for settlement of all or any portion of the Award either (i) on one or more dates following the end of the Short-Term Deferral Period (as defined below) or (ii) upon or after the occurrence of any event that will or may occur later than the end of the Short-Term Deferral Period.

Subject to U.S. Treasury Regulations promulgated pursuant to Code Section 409A (“Section 409A Regulations”) or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in Section 409A Regulations or other applicable guidance.

Section 19.2     No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Code Section 409A, except as provided by Code Section 409A and Section 409A Regulations.

Section 19.3     Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s termination of employment or other Service and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, a termination of employment or other Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A.

Section 19.4     Timing of Payment to a Specified Employee. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s separation from Service at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from Service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Code Section 409A; otherwise, specified employees will be identified using the default standards contained in the regulations under Code Section 409A.

Article XX

Amendment and Termination

Section 20.1     Amendment, Modification, and Termination of the Plan. The Board or the Committee may at any time terminate, suspend or amend the Plan without the authorization of shareholders to the extent allowed by law, including without limitation any rules issued by the Securities and Exchange Commission under Section 16 of the 1934 Act, insofar as shareholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act, or the rules of any applicable stock exchange. No termination, suspension or amendment of the Plan shall adversely affect any right acquired by any Participant under an Award granted before the date of such termination, suspension or amendment, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

Section 20.2     Amendment of Awards. The Committee may unilaterally amend the terms of any Award Agreement previously granted, except that (i) no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law, stock exchange rules or accounting rules; and (ii) in no event may an Option or SAR be amended or modified, other than as provided in Section 4.4, to decrease the Option or SAR exercise or base price thereof, or be cancelled in exchange for cash, a new Option or SAR with a lower exercise price or base price, or other Awards, or otherwise be subject to any action that would be treated for accounting purposes as a “repricing” of such Option or SAR, unless such action is approved by the Company’s shareholders.

Article XXI

Miscellaneous

Section 21.1     Approval Restrictions. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of Shares thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained, free of any conditions not acceptable to the Committee.

Section 21.2     Securities Law Compliance. With respect to Participants subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. If any provision of this Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in the preceding sentence, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Participants who are then subject to Section 16 of the 1934 Act. In addition, no Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Shares may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant, exercise, vesting or settlement of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares.

Section 21.3     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

Section 21.4    Rights as a Shareholder.    The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Shares are issued to the recipient.

Section 21.5     Forfeiture. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

Section 21.6     Rights as Employee, Nonemployee Director, Consultant, or Adviser. No person, even though eligible pursuant to Article V, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Nonemployee Director, consultant, or adviser or interfere with or limit in any way any right of the Company or Affiliate to terminate the Participant’s Service at any time. To the extent that an Employee of an Affiliate receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

Section 21.7     Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Section 21.8     Effect on Other Plans.   Unless otherwise specifically provided, participation in the Plan shall not preclude a Participant’s eligibility to participate in any other benefit or incentive plan. Any Awards made pursuant to the Plan shall not be considered as compensation in determining the benefits provided under any other plan.

Section 21.9     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

Section 21.10   Over/Under Payments. If any Participant or beneficiary receives an underpayment of Shares or cash payable under the terms of any Award, payment of any such shortfall shall be made as soon as administratively practicable. If any Participant or beneficiary receives an overpayment of Shares or cash payable under the terms of any Award for any reason, the Committee or its delegate shall have the right, in its sole discretion, to take whatever action it deems appropriate, including but not limited to the right to require repayment of such amount or to reduce future payments under this Plan, to recover any such overpayment. Notwithstanding the foregoing, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the Participant knowingly or through gross negligence engaged in the misconduct, or knowingly or through gross negligence failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission of the financial document embodying such financial reporting requirement.

Section 21.11     Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Affiliate shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

Section 21.12     No Liability With Respect to Adverse Tax Treatment. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company or any Affiliate be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S., foreign, state, local, or other tax treatment or (ii) avoid adverse tax treatment under U.S., foreign, state, local, or other law, including, without limitation, Code Section 409A.

Section 21.13     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 21.14    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 21.15     Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Ohio.

Section 21.16     Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company.

Section 21.17     Provisions Regarding Transferability of Awards.

(a)

General. Except as otherwise provided below, Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Except as otherwise provided in the Plan, all rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to such Participant.

(b)

Nonqualified Stock Options and Stock Appreciation Rights. No NQSO or SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder. Notwithstanding the foregoing or anything in part (a) above, a Participant, at any time prior to his death, may assign all or any portion of the NQSO or SAR to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, or (iii) a tax-exempt organization as described in Code Section 501(c)(3). In such event the spouse, lineal descendant, trustee or tax-exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of such NQSO or SAR, and such portion of the NQSO or SAR shall continue to be subject to all of the terms, conditions and restrictions applicable to the NQSO or SAR as set forth herein, and in the related Award Agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment.

(c)

Incentive Stock Options. Notwithstanding anything in part (a) and (b) above, no ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent or distribution.

(d)

Nonemployee Directors. Notwithstanding anything in parts (a), (b), or (c) to the contrary, a Nonemployee Director at any time prior to his or her death, may assign all or any portion of an Award granted to him or her under the Plan to (i) his or her spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his or her spouse or lineal descendant or (iii) a tax-exempt organization as described in Code Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, or tax-exempt organization shall be entitled to all of the rights of the Participant with respect to the assigned portion of such Award, and such portion of the Award shall continue to be subject to all of the terms, conditions and restrictions applicable to the Award as set forth herein, and in the related Award Agreement, immediately prior to the effective date of the assignment. Any such assignment shall be permitted only if (i) the Participant does not receive any consideration therefore, and (ii) the assignment is expressly approved by the Committee or its delegate. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Committee or its delegate on or prior to the effective date of the assignment.

NAVIDEA BIOPHARMACEUTICALS, INC.

Annual Meeting of Stockholders

August 16, 2018, 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael M. Goldberg, M.D. and Jed A. Latkin, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $0.001 per share, of Navidea Biopharmaceuticals, Inc. held of record by the undersigned on June 22, 2018, at an Annual Meeting of Stockholders to be held on August 16, 2018, or any adjournment thereof, with all the power the undersigned would possess if present in person.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE TO THE BOARD OF DIRECTORS (PROPOSAL 1), FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Director:

Nominee

01	Claudine Bruck, Ph.D.

FOR the nominee listed above (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for nominee listed above.

The undersigned may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee.

The Board of Directors recommends you vote FOR proposals 2, 3 AND 4.

2.

To approve a potential amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split, as determined by the Board of Directors at its discretion, of a ratio of not less than one-for-five and not more than one-for-twenty.

FOR AGAINST ABSTAIN

3.	To amend the Company’s 2014 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 10,000,000 shares;

FOR AGAINST ABSTAIN

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for 2018.

FOR AGAINST ABSTAIN

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Signature	Date

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Signature (Joint Owners)	Date